THE RBB FUND, INC.
                                 (THE "COMPANY")

                                 BEDFORD FAMILY


                             MONEY MARKET PORTFOLIO,
                      MUNICIPAL MONEY MARKET PORTFOLIO AND
                GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999


         This Statement of Additional Information ("SAI") provides information about the Company's Bedford Classes of the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios (the "Portfolios"). This information is in addition to the information that is contained in the Bedford Family Prospectus dated December 1, 1999 (the "Prospectus").


         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolios' Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolios' Prospectus and Annual Report may be obtained free of charge by telephoning (800) 533-7719.


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION........................................................... 1


INVESTMENT INSTRUMENTS AND POLICIES........................................... 1

   Additional Information on Portfolio Investments............................ 1
   Fundamental Investment Limitations and Policies............................13
   Non-Fundamental Investment Limitations and Policies........................17

MANAGEMENT OF THE COMPANY.....................................................19

   Directors and Officers.....................................................19
   Directors' Compensation....................................................21

CONTROL PERSONS...............................................................22


INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS..................30

   Advisory and Sub-Advisory Agreements.......................................30
   Administration Agreements..................................................32
   Custodian and Transfer Agency Agreement....................................34
   Distribution Agreements....................................................36

PORTFOLIO TRANSACTIONS........................................................37


ADDITIONAL INFORMATION CONCERNING RBB SHARES..................................38


PURCHASE AND REDEMPTION INFORMATION...........................................41


VALUATION OF SHARES...........................................................41


PERFORMANCE INFORMATION.......................................................42


TAXES.........................................................................44


MISCELLANEOUS.................................................................45

   Counsel....................................................................45
   Independent Accountants....................................................45

FINANCIAL STATEMENTS..........................................................45



APPENDIX A...................................................................A-1


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                               GENERAL INFORMATION



         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to three classes of shares (the "Bedford Classes") representing interests in three diversified investment portfolios (the "Portfolios") of the Company (the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio). The Bedford Classes are offered by the Bedford Family Prospectus dated December 1, 1999.


                       INVESTMENT INSTRUMENTS AND POLICIES


         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.


                  ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.



         VARIABLE RATE DEMAND INSTRUMENTS. The Money Market and Municipal Money Market Portfolios may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Money Market and Municipal Money Market Portfolios and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the

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principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Money Market Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


         REPURCHASE AGREEMENTS. The Money Market and Government Obligations Money Market Portfolios may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         The repurchase price under the repurchase agreements described above generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-

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adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act Investment Company Act of 1940 (the "1940 Act").

         SECURITIES LENDING. The Government Obligations Money Market Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.


         REVERSE REPURCHASE AGREEMENTS. The Municipal Money Market and Government Obligations Money Market Portfolios may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act") and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Money Market and Municipal Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolios will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Money Market or Municipal Money Market Portfolios has such commitments outstanding, such Portfolio will maintain in a


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segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When the Money Market or Municipal Money Market Portfolios engage in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolios do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.


         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S.

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Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Money Market and Government Obligations Money Market Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

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         Additional structures of CMOs include, among others, "parallel pay"
CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         ASSET-BACKED SECURITIES. The Portfolios may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and, instrumentalities. The Money Market Portfolio may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the

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securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.


         MUNICIPAL OBLIGATIONS. The Money Market and Municipal Money Market Portfolios may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. These Portfolios may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.


         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's
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pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.


         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Money Market Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and

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economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.


         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         Although the Municipal Money Market Portfolio may invest more than 25% of its assets in (i) Municipal Obligations the interest on which is paid soley from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. None of the Portfolios may invest more than 10% of their net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market and Government Obligations Money Market Portfolios, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.


         The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. Each of the Money Market and Municipal Money Market Portfolios may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market or Municipal Money Market Portfolios at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


         Each of the Money Market and Municipal Money Market Portfolios expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market and Municipal Money Market Portfolios will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.


         Each of the Money Market and Municipal Money Market Portfolios intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.


         The Money Market and Municipal Money Market Portfolios will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


         SHORT SALES "AGAINST THE BOX." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being
                                      - 11 -
sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

         TEMPORARY DEFENSIVE PERIODS - MUNICIPAL MONEY MARKET PORTFOLIO. The Portfolio may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


         A fundamental limitation or policy of a Portfolio may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


         The Company's Board of Directors can change the investment objective of each Fund. The Board may not change the requirement that the Municipal Money Market Portfolio normally invest at least 80% of their net assets in Municipal Securities (as defined in the Prospectus) and other instruments whose interest is exempt from federal income tax or subject to Federal Alternative Minimum Tax without shareholder approval. Shareholders will be given notice before any such change is made.

MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS ONLY

         The Money Market and Municipal Money Market Portfolios may not:

     1. borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);


     2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

     3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

     4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

     5. purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     6.  purchase or sell commodities or commodity contracts;

     7.  invest in oil, gas or mineral exploration or development programs;

     8. make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

     9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

     10. make investments for the purpose of exercising control or management.

MONEY MARKET PORTFOLIO ONLY

         The Money Market Portfolio may not:

     1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

     2. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

     3.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and


     4. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.


     * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY

         The Municipal Money Market Portfolio may not:

     1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

     2. under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax;

     3. invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and

     4. purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO ONLY

         The Government Obligations Money Market Portfolio may not:

     1. purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase;

     2. borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.);

     3.  act as an underwriter; or

     4. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


         NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


     A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

MONEY MARKET PORTFOLIO ONLY

         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will limit its purchases of:

     1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

         (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;

        (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;

        (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
              (ii) above; or

        (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors;

     2. Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

     3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY


         So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.


GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO ONLY

         The Government Obligations Money Market Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

                            MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                  DURING PAST FIVE YEARS
------------------------                      ------------------                  -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmingtron, DE 19809                                                             and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

                                      -19-

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103



------------------

* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


         DIRECTORS' COMPENSATION.


                                               PENSION OR
                                               RETIREMENT             ESTIMATED
                          AGGREGATE            BENEFITS               ANNUAL           TOTAL COMPENSATION
                          COMPENSATION         ACCRUED AS             BENEFITS         FROM FUND AND FUND
NAME OF PERSON/           FROM                 PART OF COMPANY        UPON             COMPLEX PAID TO
POSITION                  REGISTRANT           EXPENSES               RETIREMENT       DIRECTORS
---------------           ------------         ---------------        ----------       ------------------
Julian A. Brodsky,        $19,250                 N/A                    N/A            $19,250
Director
Francis J. McKay,         $16,750                 N/A                    N/A            $16,750
Director
Arnold M. Reichman,       $     0                 N/A                    N/A            $     0
Director
Robert Sablowsky,         $18,250                 N/A                    N/A            $18,250
Director
Marvin E. Sternberg,      $19,250                 N/A                    N/A            $19,250
Director
Donald van Roden,         $25,250                 N/A                    N/A            $25,250
Director and Chairman

         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.


                                 CONTROL PERSONS


         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.




------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------

                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------

N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------

                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
 MICRO CAP VALUE                      For the Exclusive Bene. of our Customers
 FUND- INVESTOR                       Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of the November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


          ADVISORY AND SUB-ADVISORY AGREEMENTS.



         The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1991 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                        FEES PAID
                                    (AFTER WAIVERS AND
PORTFOLIOS                           REIMBURSEMENTS)   WAIVERS    REIMBURSEMENTS
----------                          ------------------ -------    --------------
Money Market                          $6,580,761       $2,971,645    $819,409
Municipal Money Market                $  238,604       $  716,746    $102,998
Government Obligations Money Market   $1,386,459       $  833,218    $221,397

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                        FEES PAID
                                    (AFTER WAIVERS AND
PORTFOLIOS                           REIMBURSEMENTS)   WAIVERS    REIMBURSEMENTS
----------                          ------------------ -------    --------------
Money Market                            $6,283,705     $3,334,990    $692,630

Municipal Money Market                  $  238,721     $  822,533    $ 55,085

Government Obligations Money Market     $1,649,453     $  723,970    $392,949

         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:

                                        FEES PAID
                                    (AFTER WAIVERS AND
PORTFOLIOS                           REIMBURSEMENTS)    WAIVERS   REIMBURSEMENTS
----------                          ------------------  -------   --------------
Money Market                            $5,366,431     $3,603,130    $469,986

Municipal Money Market                  $  201,095     $1,269,553    $ 14,921

Government Obligations Money Market     $1,774,123     $  647,063    $404,193

         Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Classes of the Company pays their own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Classes or if they receive different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.


         The Advisory Agreements were each most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.



         ADMINISTRATION AGREEMENT.



         PFPC serves as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PFPC has agreed to furnish to the Company on behalf of the Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Company.


         The Administration Agreement provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.


         BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                        FEES PAID
                                    (AFTER WAIVERS AND
PORTFOLIOS                           REIMBURSEMENTS)    WAIVERS   REIMBURSEMENTS
----------                          ------------------  -------   --------------
Money Market                            $2,577,726       $0          $0

Municipal Money Market                  $  276,787       $0          $0


Government Obligations Money Market     $  528,689       $0          $0





         For the fiscal year ended August 31, 1998, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                         FEES PAID
                                    (AFTER WAIVERS AND
PORTFOLIO                             REIMBURSEMENTS)   WAIVERS   REIMBURSEMENTS
----------                          ------------------  -------   --------------
Municipal Money Market                   $312,593         $0            $0

         For the fiscal year ended August 31, 1997, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


                                         FEES PAID
                                    (AFTER WAIVERS AND
PORTFOLIO                             REIMBURSEMENTS)   WAIVERS   REIMBURSEMENTS
----------                          ------------------  -------   --------------
Municipal Money Market                   $448,548         $ 0           $0


         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.



         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of each Portfolio; (c) accepts receipts and makes disbursements of money on behalf of each Portfolio; (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning each Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.


         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Bedford Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of each of the Bedford Classes; (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENTS.


         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 and supplements entered into by the Distributor and the Company on behalf of each of the Bedford Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Bedford Classes (collectively, the "Plans"), all of which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Bedford Classes. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of each of the Bedford Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.


         Each of the Plans was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

         Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the affected Bedford Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         For the fiscal year ended August 31, 1999, the Company paid distribution fees to PDI under the Plans for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, and the Government Obligations Money Market Portfolio, in the aggregate amounts of $3,832,958, $951,897, and $778,123, respectively. Of those amounts $3,771,851, $933,545, and
$767,273, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $61,107, $18,352, and $10,850, respectively, was retained by PDI.


         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that such Plans may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS



         Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.


         Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A

Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Classes L, M, N and O constitute the Bedford Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------

A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------

N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                      1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                            1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                               1
Cap)                                          100
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                     1
Mid Cap)                                      100
VV (Boston Partners Institutional                             Theta 3 (Government Money)                    1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                          1
XX (n/i numeric Larger Cap)                    50

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street
Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta

Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.


         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION



         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.



         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                             PERFORMANCE INFORMATION


         Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


         The annualized yield for the seven-day period ended August 31, 1999 for the Bedford Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio before waivers was as follows:

                                                          TAX-EQUIVALENT YIELD
                                              EFFECTIVE   (ASSUMES A FEDERAL
PORTFOLIOS                             YIELD    YIELD    INCOME TAX RATE OF 28%)
----------                             -----  ---------  -----------------------


Money Market                            4.36%     4.45%           N/A

Municipal Money Market                  2.46%     2.49%          3.42%

Government Obligations Money Market     4.13%     4.21%           N/A


         The annualized yield for the seven-day period ended August 31, 1999 for the Bedford Classes of each of the Money Market, Municipal Money Market and the Government Obligations Money Market Portfolio after waivers was as follows:


                                                          TAX-EQUIVALENT YIELD
                                              EFFECTIVE   (ASSUMES A FEDERAL
PORTFOLIOS                             YIELD    YIELD    INCOME TAX RATE OF 28%)
----------                             -----  ---------  -----------------------

Money Market                           4.37%     4.46%            N/A

Municipal Money Market                 2.47%     2.50%           3.43%

Government Obligations Money Market    4.18%     4.27%            N/A

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES


         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of such Portfolio's assets at the close of each quarter of the Company's taxable year must consist of exempt-interest obligations.

         An investment in the Municipal Money Market Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Portfolios' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Municipal Money Market Portfolio may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                  MISCELLANEOUS

         COUNSEL.


         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.



         INDEPENDENT ACCOUNTANTS.


         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.



                              FINANCIAL STATEMENTS



         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP . The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE RBB FUND, INC.
                                (THE "COMPANY")

                                 BEDFORD FAMILY

                             Money Market Portfolio

                      STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999

         This Statement of Additional Information ("SAI") provides information about the Company's Bedford Class of the Money Market Portfolio (the "Portfolio"). This information is in addition to the information that is contained in the Bedford Family Money Market Portfolio Prospectus dated December 1, 1999 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 533-7719.

                               TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

GENERAL INFORMATION ........................................................ 1

INVESTMENT INSTRUMENTS AND POLICIES .........................................1
         Additional Information on Portfolio Investments ....................1
         Fundamental Investment Limitations and Policies ...................10
         Non-Fundamental Investment Limitations and Policies ...............12

MANAGEMENT OF THE COMPANY ..................................................13
         Directors and Officers. ...........................................13
         Directors' Compensation. ..........................................16

CONTROL PERSONS ............................................................16

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS ...............25
         Advisory and Sub-Advisory Agreements ..............................25
         Administration Agreement ..........................................27
         Custodian and Transfer Agency Agreements ..........................28
         Distribution Agreement ............................................29

PORTFOLIO TRANSACTIONS .....................................................30

ADDITIONAL INFORMATION CONCERNING RBB SHARES ...............................31

PURCHASE AND REDEMPTION INFORMATION ........................................33

VALUATION OF SHARES ........................................................34

PERFORMANCE INFORMATION ....................................................35

TAXES ......................................................................37

MISCELLANEOUS ..............................................................37
         Counsel ...........................................................37
         Independent Accountants ...........................................37

FINANCIAL STATEMENTS .......................................................37

APPENDIX A ................................................................A-1

                              GENERAL INFORMATION

         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "Bedford Class") representing interests in the Money Market Portfolio, a diversified investment portfolio (the "Portfolio") of the Company. The Bedford Class is offered by the Bedford Family Money Market Prospectus dated December 1, 1999.

                      INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.

         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.


         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S.
Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal

Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

         The Company's Board of Directors can change the investment objective of each Fund.

              The Money Market Portfolio may not:

         1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

         2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

         4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         6.   purchase or sell commodities or commodity contracts;

         7.   invest in oil, gas or mineral exploration or development programs;

         8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

         9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

         10. make investments for the purpose of exercising control or management.

         11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

         12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

         13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

         14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

         * With respect to this limitation, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without shareholder approval, however, any change would be subject to any applicable requirements of the SEC and would be disclosed in the Prospectus prior to being made.

         Non-Fundamental Investment Limitations and Policies.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

              So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will limit its purchases of:

         1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

              (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;
              (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;
              (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with
                    (i) or (ii) above;
              (iv) or are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors;

         (2) Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

         (3) Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                            MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmingtron, DE 19809                                                             and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------


*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
                                                                                  Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103



* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

         DIRECTORS' COMPENSATION.

                                    PENSION OR                 TOTAL
                       RETIREMENT   ESTIMATED       ESTIMATED  COMPENSATION
                       AGGREGATE    BENEFITS ANNUAL ANNUAL     FROM FUND AND
                       COMPENSATION ACCRUED AS      BENEFITS   FUND COMPLEX
NAME OF PERSON/        FROM         PART OF COMPANY UPON       PAID TO
POSITION               REGISTRANT   EXPENSES        RETIREMENT DIRECTORS
---------------        ------------ --------------- ---------- -------------

Julian A. Brodsky,     $19,250      N/A             N/A        $19,250
Director
Francis J. McKay,      $16,750      N/A             N/A        $16,750
Director
Arnold M. Reichman,    $0           N/A             N/A        $0
Director
Robert Sablowsky,      $18,250      N/A             N/A        $18,250
Director
Marvin E. Sternberg,   $19,250      N/A             N/A        $19,250
Director
Donald van Roden,      $25,250      N/A             N/A        $25,250
Director and Chairman

         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

                                 CONTROL PERSONS

         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------

                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------

                                      -22-

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------

                                      -23-


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
MICRO CAP VALUE                      For the Exclusive Bene. of our Customers
FUND- INVESTOR                       Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------

                                      -24-


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.


INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS .

         The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC. The advisory agreement is dated August 16, 1988. The advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                  FEES PAID
              (AFTER WAIVERS AND
               REIMBURSEMENTS)            WAIVERS     REIMBURSEMENTS
              ------------------          -------     --------------

                 $6,580,761             $2,971,645       $819,409


         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, for administrative services obligated under the Advisory Agreement) advisory fees as follows:


                  FEES PAID
              (AFTER WAIVERS AND
               REIMBURSEMENTS)            WAIVERS     REIMBURSEMENTS
              ------------------          -------     --------------

                 $6,283,705             $3,334,990       $692,630


         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:


                  FEES PAID
              (AFTER WAIVERS AND
               REIMBURSEMENTS)            WAIVERS     REIMBURSEMENTS
              ------------------          -------     --------------

                 $5,366,431             $3,603,130       $469.986


         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

         ADMINISTRATION AGREEMENT.

         BIMC is obligated to render administrative services to the Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:



                  FEES PAID
              (AFTER WAIVERS AND
               REIMBURSEMENTS)            WAIVERS     REIMBURSEMENTS
              ------------------          -------     --------------

                 $2,577,726                 $0             $0

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Bedford Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENT.

         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 and supplements entered into by the Distributor and the Company on behalf of the Bedford Class, (the "Distribution Agreement") and a separate Plan of Distribution, as amended, for the Bedford Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Bedford Class. Payments to the Distributor under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Bedford Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

         The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

         Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b 1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b 1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.

         For the fiscal year ended August 31, 1999, the Company paid distribution fees to PDI under the Plan for the Bedford Class of the Portfolio in the aggregate amount of $3,832,958. Of this amount $3,771,851 was paid to dealers with whom PDI had entered into dealer agreements, and $61,107 was retained by PDI.

         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that the Plan may benefit the Company by increasing sales of Shares. Mr.

Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Class L constitute the Bedford Class described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                      NUMBER OF                                                   NUMBER OF
CLASS OF                             AUTHORIZED           CLASS OF                                AUTHORIZED
COMMON STOCK                      SHARES (MILLIONS)       COMMON STOCK                          SHARES (MILLIONS)
---------------------------------------------------       ---------------------------------------------------
A (Growth & Income)                        100            YY (Schneider Capital Small Cap Value)        100
B                                          100            ZZ                                            100
C (Balanced)                               100            AAA                                           100
D  (Tax-Free)                              100            BBB                                           100
E (Money)                                  500            CCC                                           100
F (Municipal Money)                        500            DDD (Boston Partners Institutional Micro Cap) 100

G (Money)                                  500            EEE (Boston Partners Investors Micro Cap)     100

H (Municipal Money)                        500            FFF                                           100
I (Sansom Money)                          1500            GGG                                           100
J (Sansom Municipal Money)                 500            HHH                                           100
K (Sansom Government Money)                500            III (Boston Partners Institutional
                                                          Market Neutral)                               100
L (Bedford Money)                         1500            JJJ (Boston Partners Investors Market Neutral)100

M (Bedford Municipal Money)                500            KKK (Boston Partners Institutional
                                                          Long-Short Equity)                            100
N (Bedford Government Money)               500            LLL (Boston Partners Investors
                                                          Long-Short Equity)                            100
O (Bedford N.Y. Money)                     500            MMM  (n/i numeric Small Cap Value)            100

P (RBB Government)                         100            Class NNN (Bogle Institutional
                                                          Small Cap Growth)                             100
Q                                          100            Class OOO (Bogle Investors Small Cap Growth)  100
R (Municipal Money)                        500            Janney (Money)                               3000
S (Government Money)                       500            Janney (Municipal Money)                      200

                                      NUMBER OF                                                   NUMBER OF
CLASS OF                             AUTHORIZED           CLASS OF                                AUTHORIZED
COMMON STOCK                      SHARES (MILLIONS)       COMMON STOCK                          SHARES (MILLIONS)
---------------------------------------------------       ---------------------------------------------------

T                                          500            Janney (Government Money)                     700
U                                          500            Janney (N.Y. Money)                           100
V                                          500            Select (Money)                                700
W                                          100            Beta 2 (Municipal Money)                        1
X                                           50            Beta 3 (Government Money)                       1
Y                                           50            Beta 4 (N.Y. Money)                             1
Z                                           50            Principal Class (Money)                       700
AA                                          50            Gamma 2 (Municipal Money)                       1
BB                                          50            Gamma 3 (Government Money)                      1
CC                                          50            Gamma 4 (N.Y. Money)                            1
DD                                         100            Delta 1 (Money)                                 1
EE                                         100            Delta 2 (Municipal Money)                       1
FF (n/i numeric Micro Cap)                  50            Delta 3 (Government Money)                      1
GG (n/i numeric Growth)                     50            Delta 4 (N.Y. Money)                            1
HH (n/i numeric Mid Cap)                    50            Epsilon 1 (Money)                               1
II                                         100            Epsilon 2 (Municipal Money)                     1
JJ                                         100            Epsilon 3 (Government Money)                    1
KK                                         100            Epsilon 4 (N.Y. Money)                          1
LL                                         100            Zeta 1 (Money)                                  1
MM                                         100            Zeta 2 (Municipal Money)                        1
NN                                         100            Zeta 3 (Government Money)                       1
OO                                         100            Zeta 4 (N.Y. Money)                             1
PP                                         100            Eta 1 (Money)                                   1
QQ (Boston Partners Institutional                         Eta 2 (Municipal Money)                         1
Large Cap)                                 100
RR (Boston Partners Investors Large Cap)   100            Eta 3 (Government Money)                        1
SS (Boston Partners Advisor Large Cap)     100            Eta 4 (N.Y. Money)                              1
TT (Boston Partners Investors Mid Cap)     100            Theta 1 (Money)                                 1
UU (Boston Partners Institutional Mid Cap) 100            Theta 2 (Municipal Money)                       1
VV (Boston Partners Institutional Bond)    100            Theta 3 (Government Money)                      1
WW (Boston Partners Investors Bond)        100            Theta 4 (N.Y. Money)                            1
XX (n/i numeric Larger Cap)                 50

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                      PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                              VALUATION OF SHARES

The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern
Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                            PERFORMANCE INFORMATION

         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven-day period ended August 31, 1999 for the Bedford Class of the Portfolio before waivers was as follows:

                                          TAX-EQUIVALENT YIELD
                        EFFECTIVE          (ASSUMES A FEDERAL
        YIELD             YIELD          INCOME TAX RATE OF 28%)
        -----           ---------        -----------------------
        4.36%             4.45%                     N/A

         The annualized yield for the seven-day period ended August 31, 1999 for the Bedford Class of the Portfolio after waivers was as follows:

                                          TAX-EQUIVALENT YIELD
                        EFFECTIVE          (ASSUMES A FEDERAL
        YIELD             YIELD          INCOME TAX RATE OF 28%)
        -----           ---------        -----------------------
        4.37%             4.46%                     N/A

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                     TAXES

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                                 MISCELLANEOUS
         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------

COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  `NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE RBB FUND, INC.
                                (THE "COMPANY")

                                 BEDFORD FAMILY

                        Municipal Money Market Portfolio

                      STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999

         This Statement of Additional Information ("SAI") provides information about the Company's Bedford Class of the Municipal Money Market Portfolio (the "Portfolio"). This information is in addition to the information that is contained in the Bedford Family Municipal Money Market Portfolio Prospectus dated December 1, 1999 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 533-7719.

                               TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

GENERAL INFORMATION .........................................................1

INVESTMENT INSTRUMENTS AND POLICIES .........................................1
         Additional Information on Portfolio Investments ....................1
         Fundamental Investment Limitations and Policies ....................7
         Non-Fundamental Investment Limitations and Policies ................9

MANAGEMENT OF THE COMPANY ..................................................10
         Directors and Officers. ...........................................10
         Directors' Compensation. ..........................................12

CONTROL PERSONS ............................................................13

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS ...............22
         Advisory and Sub-Advisory Agreements ..............................22
         Administration Agreement ..........................................24
         Custodian and Transfer Agency Agreements ..........................25
         Distribution Agreement ............................................26

PORTFOLIO TRANSACTIONS .....................................................27

ADDITIONAL INFORMATION CONCERNING RBB SHARES ...............................28

PURCHASE AND REDEMPTION INFORMATION ........................................31

VALUATION OF SHARES ........................................................31

PERFORMANCE INFORMATION ....................................................33

TAXES ......................................................................34

MISCELLANEOUS ..............................................................35
         Counsel ...........................................................35
         Independent Accountants ...........................................35

FINANCIAL STATEMENTS .......................................................35

APPENDIX A ................................................................A-1

                              GENERAL INFORMATION

         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "Bedford Class") representing interests in the Municipal Money Market Portfolio, a diversified investment portfolio (the "Portfolio") of the Company. The Bedford Class is offered by the Bedford Family Municipal Money Market Prospectus dated December 1, 1999.

                      INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.

         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act") and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Although the Portfolio may invest more than 25% of its net assets in
(i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United

States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         TEMPORARY DEFENSIVE PERIODS. The Portfolio may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or

Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

         The Company's Board of Directors can change the investment objective of each Fund. The Board may not change the requirement that the Portfolio normally invest at least 80% of its net assets in Municipal Securities (as defined in the Prospectus) and other instruments whose interest is exempt from federal income tax or subject to Federal Alternative Minimum Tax without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio may not:

         1. borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

         2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

         4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         6.   purchase or sell commodities or commodity contracts;

         7.   invest in oil, gas or mineral exploration or development programs;

         8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations;

         9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

         10. make investments for the purpose of exercising control or management.

         11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

         12. under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax;

         13. invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and

         14. purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

         NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

              So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the put the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                            MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmingtron, DE 19809                                                             and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103


* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


         DIRECTORS' COMPENSATION.

                                     PENSION OR                   TOTAL
                      RETIREMENT     ESTIMATED        ESTIMATED   COMPENSATION
                      AGGREGATE      BENEFITS ANNUAL  ANNUAL      FROM FUND AND
                      COMPENSATION   ACCRUED AS       BENEFITS    FUND COMPLEX
NAME OF PERSON/       FROM           PART OF COMPANY  UPON        PAID TO
POSITION              REGISTRANT     EXPENSES         RETIREMENT  DIRECTORS
---------------       ------------   ---------------  ----------  -------------

Julian A. Brodsky,    $19,250        N/A                N/A       $19,250
Director
Francis J. McKay,     $16,750        N/A                N/A       $16,750
Director
Arnold M. Reichman,   $     0        N/A                N/A       $0
Director
Robert Sablowsky,     $18,250        N/A                N/A       $18,250
Director
Marvin E. Sternberg,  $19,250        N/A                N/A       $19,250
Director
Donald van Roden,     $25,250        N/A                N/A       $25,250
Director and Chairman

         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

                                CONTROL PERSONS

         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst.
                                      And Barbara Pisciotta Caring
                                      Tr. Dtd.
                                      01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.753%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JY Ten WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------

                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------

N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------

N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         29.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest Bank Minnesota                                  5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L.P.                        26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
MICRO CAP VALUE                       For the Exclusive Bene. of our Customers
FUND- INVESTOR                        Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------


         As of November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Portfolio. The advisory agreement relating to the Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         For the fiscal year ended August 31, 1999, the Company paid BIMC advisory fees as follows:

              FEES PAID
         (AFTER WAIVERS AND
           REIMBURSEMENTS)         WAIVERS         REIMBURSEMENTS
         ------------------       --------         --------------
             $238,604             $716,746            $102,998

         For the fiscal year ended August 31, 1998, the Company paid BIMC advisory fees as follows:

              FEES PAID
         (AFTER WAIVERS AND
           REIMBURSEMENTS)         WAIVERS         REIMBURSEMENTS
         ------------------       --------         --------------
              $238,721            $822,533             $55,085

         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:

              FEES PAID
         (AFTER WAIVERS AND
           REIMBURSEMENTS)         WAIVERS         REIMBURSEMENTS
         ------------------      ----------        --------------
             $201,095            $1,269,553            $14,921

         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreement may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

ADMINISTRATION AGREEMENT.

         PFPC serves as the administrator to the Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PFPC has agreed to furnish to the Company on behalf of the Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Company.

         The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee of .10% of the average daily net assets of the Portfolio.

         Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


              FEES PAID
         (AFTER WAIVERS AND
           REIMBURSEMENTS)         WAIVERS         REIMBURSEMENTS
         ------------------       --------         --------------
              $276,787               $0                  $0

         For the fiscal year ended August 31, 1998, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

              FEES PAID
         (AFTER WAIVERS AND
           REIMBURSEMENTS)         WAIVERS         REIMBURSEMENTS
         ------------------       --------         --------------
              $312,593               $0                   $0

         For the fiscal year ended August 31, 1997, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

              FEES PAID
         (AFTER WAIVERS AND
           REIMBURSEMENTS)         WAIVERS         REIMBURSEMENTS
         ------------------       --------         --------------
              $448,548               $0                  $0


CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Bedford Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENT.

         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 and supplements entered into by the Distributor and the Company on behalf of the Bedford Class, (the "Distribution Agreement") and separate Plan of Distribution, as amended, for the Bedford Class (the "Plan"), which as adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Bedford Class. Payments to the Distributor under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of a Bedford Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

         The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

         Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b 1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.

         For the fiscal year ended August 31, 1999, the Company paid distribution fees to PDI under the Plan for the Bedford Class of the Portfolio in the aggregate amount of $951,897. Of this amount $933,545 was paid to dealers with whom PDI had entered into dealer agreements, and $18,352 was retained by PDI.

         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that the Plan may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Class M constitute the Bedford Class described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                      NUMBER OF                                                   NUMBER OF
CLASS OF                             AUTHORIZED           CLASS OF                               AUTHORIZED
COMMON STOCK                      SHARES (MILLIONS)       COMMON STOCK                       SHARES (MILLIONS)
---------------------------------------------------       ---------------------------------------------------
A (Growth & Income)                        100            YY (Schneider Capital Small Cap Value)        100
B                                          100            ZZ                                            100
C (Balanced)                               100            AAA                                           100
D  (Tax-Free)                              100            BBB                                           100
E (Money)                                  500            CCC                                           100
F (Municipal Money)                        500            DDD (Boston Partners Institutional Micro Cap) 100

G (Money)                                  500            EEE (Boston Partners Investors Micro Cap)     100
H (Municipal Money)                        500            FFF                                           100
I (Sansom Money)                          1500            GGG                                           100
J (Sansom Municipal Money)                 500            HHH                                           100
K (Sansom Government Money)                500            III (Boston Partners Institutional
                                                          Market Neutral)                               100
L (Bedford Money)                         1500            JJJ (Boston Partners Investors Market         100
                                                          Neutral)
M (Bedford Municipal Money)                500            KKK (Boston Partners Institutional
                                                          Long-Short Equity)                            100
N (Bedford Government Money)               500            LLL (Boston Partners Investors
                                                          Long-Short Equity)                            100
O (Bedford N.Y. Money)                     500            MMM  (n/i numeric Small Cap Value)            100

P (RBB Government)                         100            Class NNN (Bogle Institutional
                                                          Small Cap Growth)                             100
Q                                          100            Class OOO (Bogle Investors Small Cap Growth)  100
R (Municipal Money)                        500            Janney (Money)                               3000
S (Government Money)                       500            Janney (Municipal Money)                      200
T                                          500            Janney (Government Money)                     700
U                                          500            Janney (N.Y. Money)                           100
V                                          500            Select (Money)                                700
W                                          100            Beta 2 (Municipal Money)                        1
X                                           50            Beta 3 (Government Money)                       1
Y                                           50            Beta 4 (N.Y. Money)                             1
Z                                           50            Principal Class (Money)                       700
AA                                          50            Gamma 2 (Municipal Money)                       1
BB                                          50            Gamma 3 (Government Money)                      1
CC                                          50            Gamma 4 (N.Y. Money)                            1
DD                                         100            Delta 1 (Money)                                 1
EE                                         100            Delta 2 (Municipal Money)                       1
FF (n/i numeric Micro Cap)                  50            Delta 3 (Government Money)                      1
GG (n/i numeric Growth)                     50            Delta 4 (N.Y. Money)                            1
HH (n/i numeric Mid Cap)                    50            Epsilon 1 (Money)                               1
II                                         100            Epsilon 2 (Municipal Money)                     1
JJ                                         100            Epsilon 3 (Government Money)                    1
KK                                         100            Epsilon 4 (N.Y. Money)                          1
LL                                         100            Zeta 1 (Money)                                  1
MM                                         100            Zeta 2 (Municipal Money)                        1
NN                                         100            Zeta 3 (Government Money)                       1
OO                                         100            Zeta 4 (N.Y. Money)                             1
PP                                         100            Eta 1 (Money)                                   1

                                      NUMBER OF                                                  NUMBER OF
CLASS OF                             AUTHORIZED           CLASS OF                              AUTHORIZED
COMMON STOCK                      SHARES (MILLIONS)       COMMON STOCK                       SHARES (MILLIONS)
---------------------------------------------------       ---------------------------------------------------
QQ (Boston Partners Institutional                         Eta 2 (Municipal Money)                         1
Large Cap)                                 100
RR (Boston Partners Investors Large Cap)   100            Eta 3 (Government Money)                        1
SS (Boston Partners Advisor Large Cap)     100            Eta 4 (N.Y. Money)                              1
TT (Boston Partners Investors Mid Cap)     100            Theta 1 (Money)                                 1
UU (Boston Partners Institutional Mid Cap) 100            Theta 2 (Municipal Money)                       1
VV (Boston Partners Institutional Bond)    100            Theta 3 (Government Money)                      1
WW (Boston Partners Investors Bond)        100            Theta 4 (N.Y. Money)                            1
XX (n/i numeric Larger Cap)                 50

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                      PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                              VALUATION OF SHARES

         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                            PERFORMANCE INFORMATION

         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven-day period ended August 31, 1999 for the Bedford Class of the Portfolio before waivers was as follows:

                                          TAX-EQUIVALENT YIELD
                        EFFECTIVE          (ASSUMES A FEDERAL
        YIELD             YIELD          INCOME TAX RATE OF 28%)
        -----           ---------        -----------------------
        2.46%             2.49%                   3.42%

         The annualized yield for the seven-day period ended August 31, 1999 for the Bedford Class of the Portfolio after waivers was as follows:

                                          TAX-EQUIVALENT YIELD
                        EFFECTIVE          (ASSUMES A FEDERAL
        YIELD             YIELD          INCOME TAX RATE OF 28%)
        -----           ---------        -----------------------
        2.47%             2.50%                   3.43%

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                     TAXES

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Company's taxable year must consist of exempt-interest obligations.

         An investment in the Portfolio is not intended to constitute a balanced investment program. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Portfolio may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                 MISCELLANEOUS
         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------

COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  `NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE RBB FUND, INC.
                                 (THE "COMPANY")

                          CASH PRESERVATION PORTFOLIOS

                             MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999

         This Statement of Additional Information ("SAI") provides information about the Company's Cash Preservation Classes of the Money Market and Municipal Money Market Portfolios (the "Portfolios"). This information is in addition to the information that is contained in the Cash Preservation Portfolio's Prospectus dated December 1, 1999 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolios' Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolios' Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION........................................................... 1

INVESTMENT INSTRUMENTS AND POLICIES........................................... 1

   Additional Information on Portfolio Investments............................ 1
   Fundamental Investment Limitations and Policies............................11
   Non-Fundamental Investment Limitations and Policies........................13

MANAGEMENT OF THE COMPANY.....................................................15

   Directors and Officers.....................................................15
   Directors' Compensation....................................................17

CONTROL PERSONS...............................................................18

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS..................26

   Advisory and Sub-Advisory Agreements.......................................26
   Administration Agreements..................................................28
   Custodian and Transfer Agency Agreements...................................29
   Distribution Agreements....................................................31

PORTFOLIO TRANSACTIONS........................................................32

ADDITIONAL INFORMATION CONCERNING RBB SHARES..................................33

PURCHASE AND REDEMPTION INFORMATION...........................................36

VALUATION OF SHARES...........................................................36

PERFORMANCE INFORMATION.......................................................38

TAXES.........................................................................39

MISCELLANEOUS.................................................................40

   Counsel....................................................................40
   Independent Accountants....................................................40

FINANCIAL STATEMENTS..........................................................40

APPENDIX A...................................................................A-1

                               GENERAL INFORMATION


         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to two classes of shares (the "Cash Preservation Classes") representing interests in two diversified investment portfolios (the "Portfolios") of the Company (the Money Market Portfolio and the Municipal Money Market Portfolio). The Cash Preservation Classes are offered by the Cash Preservation Portfolio's Prospectus dated December 1, 1999.


                       INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolios may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolios may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolios and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Money Market Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Money Market Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements described above generally equals the price paid by the Money Market Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. The Municipal Money Market Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act") and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolios will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Money Market or Municipal Money Market Portfolio has such commitments outstanding, such Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When the Money Market or the Municipal Money Market Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolios do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Money Market Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Money Market Portfolio does not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.


         ASSET-BACKED SECURITIES. The Portfolios may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and, instrumentalities. The Money Market Portfolio may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


         BANK OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc.

("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         MUNICIPAL OBLIGATIONS. The Portfolios may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. Portfolios may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.


         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Money Market Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. None of the Portfolios may invest more than 10% of their net assets in illiquid securities (including with respect to the Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.


         The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolios may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolios at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         Each Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolios will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Each Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolios will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         TEMPORARY DEFENSIVE PERIODS - MUNICIPAL MONEY MARKET PORTFOLIO. The Municipal Money Market Portfolio may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A fundamental limitation or policy of a Portfolio may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


         The Company's Board of Directors can change the investment objective of each Fund. The Board may not change the requirement that the Municipal Money Market Portfolio normally invest at least 80% of its net assets in Municipal Securities (as defined in the Prospectus) and other instruments whose interest is exempt from federal income tax or subject to Federal Alternative Minimum Tax without shareholder approval. Shareholders will be given notice before any such change is made.

         The Portfolios may not:

         1. borrow money, except from banks for temporary purposes (and with respect to the Money Market Portfolio, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market Portfolio, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

         2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a

              Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

         4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         5. purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         6.   purchase or sell commodities or commodity contracts;

         7.   invest in oil, gas or mineral exploration or development programs;

         8. make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

         9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

         10. make investments for the purpose of exercising control or management.

MONEY MARKET PORTFOLIO ONLY

              The Money Market Portfolio may not:

         1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

         2. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

         3.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

         4. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

         * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY- OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY

              The Municipal Money Market Portfolio may not:

         1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

         2. under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax;

         3. invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and

         4. purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

MONEY MARKET PORTFOLIO ONLY

              So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will limit its purchases of:

         1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

              (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;
              (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;
              (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with
                    (i) or (ii) above; or
              (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors;

         2. Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

         3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY


               So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will not purchase any Guarantee or Demand Feature (as defined in Rule 2a-7) if after the acquisition of the Guarantee or Demand Feature the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantee or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE 19809                                                              and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

                                      -15-

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103

 ------------------
* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

DIRECTORS' COMPENSATION.


                                               PENSION OR
                                               RETIREMENT           ESTIMATED
                           AGGREGATE           BENEFITS             ANNUAL          TOTAL COMPENSATION
                           COMPENSATION        ACCRUED AS           BENEFITS        FROM FUND AND FUND
NAME OF PERSON/            FROM                PART OF COMPANY      UPON            COMPLEX PAID TO
POSITION                   REGISTRANT          EXPENSES             RETIREMENT      DIRECTORS
--------------             ------------        ---------------      ------------    ------------------
Julian A. Brodsky,         $19,250                N/A                  N/A          $19,250
Director
Francis J. McKay,          $16,750                N/A                  N/A          $16,750
Director
Arnold M. Reichman,        $     0                N/A                  N/A          $     0
Director
Robert Sablowsky,          $18,250                N/A                  N/A          $18,250
Director
Marvin E. Sternberg,       $19,250                N/A                  N/A          $19,250
Director
Donald van Roden,          $25,250                N/A                  N/A          $25,250
Director and Chairman



         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

                                 CONTROL PERSONS

         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
 MICRO CAP VALUE                      For the Exclusive Bene. of our Customers
 FUND- INVESTOR                       Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market and Municipal Money Market Portfolios. The advisory agreement relating to the Money Market Portfolio is dated August 16, 1988, and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                 FEES PAID
                             (AFTER WAIVERS AND
PORTFOLIO                      REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
---------                    ------------------      -------      --------------
Money Market                     $6,580,761         $2,971,645      $819,409
Municipal Money Market           $  238,604         $  716,746      $102,998

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                 FEES PAID
                             (AFTER WAIVERS AND
PORTFOLIO                     REIMBURSEMENTS)        WAIVERS      REIMBURSEMENTS
---------                    -----------------       -------      --------------
Money Market                     $6,283,705        $3,334,990        $692,630
Municipal Money Market           $ 238,721         $  822,533        $ 55,085


         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:

                                 FEES PAID
                             (AFTER WAIVERS AND
PORTFOLIO                     REIMBURSEMENTS)        WAIVERS      REIMBURSEMENTS
---------                    -----------------       -------      --------------
Money Market                     $5,366,431         $3,603,130       $469,986
Municipal Money Market           $  201,095         $1,269,553       $ 14,921

         Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Cash Preservation Classes of the Company pay their own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Cash Preservation Classes or if they receive different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were each most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The advisory agreement was approved with respect to the Money Market Portfolio by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

ADMINISTRATION AGREEMENTS.

         PFPC serves as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (the "Administration Agreement"). PFPC has agreed to furnish to the Company on behalf of the Municipal Money Market Portfolio statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Company.

         The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.

         BIMC is obligated to render administrative services to the Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to this Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                 FEES PAID
                             (AFTER WAIVERS AND
PORTFOLIO                     REIMBURSEMENTS)       WAIVERS       REIMBURSEMENTS
---------                    ------------------     -------       --------------
Money Market                    $2,577,726            $0              $0
Municipal Money Market          $  276,787            $0              $0


         For the fiscal year ended August 31, 1998, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                  FEES PAID
                             (AFTER WAIVERS AND
PORTFOLIO                      REIMBURSEMENTS)      WAIVERS       REIMBURSEMENTS
---------                    ------------------     -------       --------------
Municipal Money Market            $312,593            $0               $0

         For the fiscal year ended August 31, 1997, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                  FEES PAID
                             (AFTER WAIVERS AND
PORTFOLIO                      REIMBURSEMENTS)      WAIVERS       REIMBURSEMENTS
---------                    ------------------     -------       --------------
Municipal Money Market            $448,548            $0               $0

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of each Portfolio; (c) accepts receipts and makes disbursements of money on behalf of each Portfolio; (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning each Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over

$100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Cash Preservation Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each of the Cash Preservation Classes; (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Cash Preservation Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AGREEMENTS.


         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999, and supplements entered into by the Distributor and the Company on behalf of each of the Cash Preservation Classes, (the "Distribution Agreement") and separate Plans of Distribution, as amended, for each of the Cash Preservation Classes (collectively, the "Plans"), all of which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Cash Preservation Classes. Payments made to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of each of the Cash Preservation Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreements, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.

         Each of the Plans was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

         Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Cash Preservation Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the affected Cash Preservation Class; and
(4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         During the fiscal year ended August 31, 1999, the Company paid distribution fees to PDI under the Plans for the Cash Preservation Classes of each of the Money Market Portfolio and the

Municipal Money Market Portfolio in the aggregate amounts of $656 and $717, respectively. Of those amounts $0 and $0, respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $656 and $717, respectively, was retained by PDI.


         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that such Plans may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

         Each Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolios may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because both Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

         Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of Class G Common Stock and Class H Common Stock constitute the Cash Preservation Classes described in this SAI. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    ------------------------------------------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    ------------------------------------------------------
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)
                                                                                                          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                      1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                            1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                               1
Cap)                                          100


                                      -34-

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    ------------------------------------------------------
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                    1
Mid Cap)                                      100
VV (Boston Partners Institutional                             Theta 3 (Government Money)                   1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                         1
XX (n/i numeric Larger Cap)                    50


         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION


         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.



         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES

         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION

         Each Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven-day period ended August 31, 1999 for the Cash Preservation Classes of each Portfolio before waivers was as follows:


                                                         TAX-EQUIVALENT YIELD
                                          EFFECTIVE      (ASSUMES A FEDERAL
PORTFOLIO                     YIELD          YIELD       INCOME TAX RATE OF 28%)
---------                     -----       ---------      -----------------------
Money Market                  4.38%          4.48%                 N/A


Municipal Money Market        2.24%          2.26%                3.11%

         The annualized yield for the seven-day period ended August 31, 1999 for the Cash Preservation Classes of each Portfolio after waivers was as follows:

                                                         TAX-EQUIVALENT YIELD
                                          EFFECTIVE      (ASSUMES A FEDERAL
PORTFOLIO                    YIELD           YIELD       INCOME TAX RATE OF 28%)
---------                    -----        ---------      -----------------------

Money Market                 4.39%           4.49%                        N/A

Municipal Money Market       2.38%           2.41%                       3.31%

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Company's taxable year must consist of exempt-interest obligations.

         An investment in the Municipal Money Market Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Portfolios' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Municipal Money Market Portfolio may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or
(iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                  MISCELLANEOUS

         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.


         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.


                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE RBB FUND, INC.
                                 (THE "COMPANY")

                       JANNEY MONTGOMERY SCOTT MONEY FUNDS


                             MONEY MARKET PORTFOLIO,
                        MUNICIPAL MONEY MARKET PORTFOLIO,
                GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                 AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999


         This Statement of Additional Information ("SAI") provides information about the Company's Janney Classes of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios (the "Portfolios"). This information is in addition to the information that is contained in the Janney Montgomery Scott Money Funds Prospectus dated December 1, 1999 (the "Prospectus").


         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolios' Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolios' Prospectus and Annual Report may be obtained free of charge by telephoning (800) JANNEYS or (800) 526-6397.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
GENERAL INFORMATION.......................................................... 1

INVESTMENT INSTRUMENTS AND POLICIES.......................................... 1

   Additional Information on Portfolio Investments........................... 1
   Fundamental Investment Limitations and Policies...........................24
   Non-Fundamental Investment Limitations and Policies.......................28

MANAGEMENT OF THE COMPANY....................................................30

   Directors and Officers....................................................30
   Directors' Compensation...................................................32

CONTROL PERSONS..............................................................33

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS.................41

   Advisory and Sub-Advisory Agreements......................................41
   Administration Agreements.................................................43
   Custodian and Transfer Agency Agreements..................................45
   Distribution Agreements...................................................46

PORTFOLIO TRANSACTIONS.......................................................47

ADDITIONAL INFORMATION CONCERNING RBB SHARES.................................49

PURCHASE AND REDEMPTION INFORMATION..........................................52

VALUATION OF SHARES..........................................................53

PERFORMANCE INFORMATION......................................................54

TAXES........................................................................56

MISCELLANEOUS................................................................57

   Counsel...................................................................57
   Independent Accountants...................................................57

FINANCIAL STATEMENTS.........................................................57


APPENDIX A..................................................................A-1

                               GENERAL INFORMATION



         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to four classes of shares (the "Janney Classes") representing interests in three diversified investment portfolios (the "Portfolios") of the Company (the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio); and a non-diversified investment portfolio (the New York Municipal Money Market Portfolio). The Janney Classes are offered by the Janney Montgomery Scott Money Funds Prospectus dated December 1, 1999.


                       INVESTMENT INSTRUMENTS AND POLICIES


         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.

         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.


         VARIABLE RATE DEMAND INSTRUMENTS. The Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Money Market Portfolio or the Municipal Money Market Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Money Market Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.


         REPURCHASE AGREEMENTS. The Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


         The repurchase price under the repurchase agreements described above generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

         SECURITIES LENDING. The Government Obligations Money Market Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

         With respect to loans by the Government Obligations Money Market Portfolio of its portfolio securities, such Portfolio would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by such Portfolio in connection with such loans would be invested in short-term U.S. Government obligations. Any loan by the Government Obligations Money Market Portfolio of its portfolio's securities will be fully collateralized and marked to market daily.


         REVERSE REPURCHASE AGREEMENTS. The Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act") and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolios will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios has such commitments outstanding, such Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the relevant Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Portfolio's total assets absent unusual market conditions. When the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios engage in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolios do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Govenrment are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the

Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Money Market and Government Obligations Money Market Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolios do not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return my be difficult to predict precisely.


         ASSET-BACKED SECURITIES. The Portfolios may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. The Money Market Portfolio may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolios will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.


         MUNICIPAL OBLIGATIONS. The Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. These Portfolios may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.


         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.


         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Money Market Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. None of the Portfolios may invest more than 10% of their net assets in illiquid securities (including with respect to all Portfolios other than the Municipal Money Market Portfolio, repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Marke, Government Obligations Money Market and New York Municipal Money Market Portfolios, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, except as to the Municipal Money Market Portfolio, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.


         The Portfolios may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         Each Portfolio's investment adviser will monitor the liquidity of restricted securities in each Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. Each of the Money Market, Municipal Money Market and New York Municipal Money Market Portfolios may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market, Municipal Money Market or New York Municipal Money Market Portfolios at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         Each of the Money Market, Municipal Money Market and New York Municipal Money Market Portfolios expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either such Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market, Municipal Money Market and New York Municipal Money Market Portfolios will not exceed 1/2 of 1% of the value of the relevant Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Each of the Money Market, Municipal Money Market and New York Municipal Money Market Portfolios intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. These Portfolios' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Money Market, Municipal Money Market and New York Municipal Money Market Portfolios will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where either such Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


         SHORT SALES "AGAINST THE BOX." In a short sale, the Government Obligations Money Market Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The dollar amount of short sales at any time will not exceed 25% of the net assets of the Government Obligations Money Market Portfolio, and the value of securities of any one issuer in which the Portfolio is short will not exceed the lesser of 2% of net assets or 2% of the securities of any class of an issuer.

         TEMPORARY DEFENSIVE PERIODS - MUNICIPAL MONEY MARKET PORTFOLIO. The Portfolio may hold all of its assets in uninvested cash reserves during temporary defensive periods. Uninvested cash will not earn income.


         SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS. Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.
                                     - 12 -

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Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         The Additional Information Statement reflects estimates of receipts and disbursements as formulated in the State Financial Plan released on June 25, 1998, as updated on a quarterly basis. The third quarterly update ("Third Quarterly Update") was released on January 27, 1999 in connection with the 1999-2000 Executive Budget. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's 1998-99 fiscal year began on April 1, 1998 and ended on March 31, 1999. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the 1998-99 fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes.

         The 1998-99 State Financial Plan projected a closing balance in the General Fund of $1.42 billion comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is
                                      - 13 -
used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

         The Third Quarterly Update of the 1998-99 Financial Plan projected a year-end available cash surplus of $1.79 billion in the General Fund, an increase of $749 million over the surplus estimate in the Mid-Year Update. Strong growth in receipts as well as lower-than expected disbursements during the first nine months of the fiscal year account for the higher surplus estimate. As of February 9, 1999, this amount was projected to be reduced by the transfer of $1.04 billion to the tax refund reserve. The projected remaining closing balance of $799 million in the General Fund is comprised of $473 million in the TSRF, $226 million in the CPF, and $100 million in the CRF.

         The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The 1999-2000 Financial Plan projects General Fund disbursements and transfers to other funds of $37.10 billion, an increase of $482 million over projected spending for the current year. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to decrease $87 million (0.4 percent) to $24.81 billion in 1999-2000, in part due to a $175 million decline in proposed spending for legislative initiatives.

         The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the TSRF and $100 million in the CFR. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.

         The State currently projects spending to grow by $1.09 billion (2.9 percent) in 2000-01 and an additional $1.8 billion (4.7 percent) in 2001-02. General Fund spending increases at a higher rate in 2001-02 than in 2000-01, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending.

         Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally, a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire on April 1, 1999. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

         DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         The proposed 1998-99 through 2003-04 Capital Program and Financing Plan was released with the Executive Budget on January 27, 1999. The recommended five-year Capital
                                      - 15 -

Program and Financing Plan reflects debt reduction initiatives that would reduce future State-supported debt issuances by significantly increasing the share of the Plan financed with pay-as-you-go resources. Compared to the last year of the July 1998 update to the Plan, outstanding State-supported debt would be reduced by $4.7 billion (from $41.9 billion to $37.2 billion).

         As described therein, efforts to reduce debt, unanticipated delays in the advancement of certain projects and revisions to estimated proceeds needs will modestly reduce projected borrowings in 1998-99. The State's 1998-99 borrowing plan now projects issuances of $331 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State has issued $179 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $83 million will be used to finance agency equipment acquisitions, and $96 million to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million for information technology related to welfare reform, originally anticipated to be issued during the 1998-99 fiscal year, is now expected to be delayed until 1999-2000.

         Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.85 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (5) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (6) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (7) a challenge to the Governor's application of his constitutional line item veto authority; and (8) a challenge to the enactment of the CLEAN WATER/CLEAN AIR BOND ACT OF 1996.

         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE V. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

         The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.
                                      - 17 -

         AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

         NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.
                                      - 18 -

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the
                                      - 19 -

Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

         On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.

         The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

         In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

         The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

         Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

         The 1998-99 budget includes $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

         YEAR 2000 COMPLIANCE. The State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks they operate on. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

         The Office for Technology is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. As of December 1998, the State had completed 93 percent of overall compliance effort for its mission-critical systems; 18 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the first quarter of 1999. As of December 1998, the State has completed 70 percent of overall compliance effort on the high-priority systems; 168 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.

         While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.


                                      -23
-

                  FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A fundamental limitation or policy of a Portfolio may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


         The Company's Board of Directors can change the investment objective of each fund. The Board may not change the requirement that the Municipal Money Market and New York Municipal Money Market Portfolio, normally invest at least 80% of their net assets in Municipal Securities (as defined in the Prospectus) and other instruments whose interest is exempt from federal income tax or subject to Federal Alternative Minimum Tax without shareholder approval. Shareholders will be given notice before any such change is made.

MONEY MARKET, MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS ONLY

                  The Money Market, Municipal Money Market and New York
             Municipal Money Market Portfolios may not:

             1. borrow money, except from banks for temporary purposes (and with respect to the Money Market and New York Municipal Money Market Portfolios, except for reverse repurchase agreements) and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then, with respect to the Money Market and New York Municipal Money Market Portfolios, in amounts not in excess of 10% of the value of a Portfolio's total assets at the time of such borrowing and, with respect to the Municipal Money Market Portfolio, in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

             2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

             3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

             4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

             5. purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

             6.   purchase or sell commodities or commodity contracts;

             7. invest in oil, gas or mineral exploration or development programs;

             8. make loans except that a Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and (except for the Municipal Money Market Portfolio) may enter into repurchase agreements;

             9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

             10. make investments for the purpose of exercising control or management.

MONEY MARKET PORTFOLIO ONLY

                  The  Money Market Portfolio may not:

             1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

             2. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

             3.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and


             4. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.


             * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY

                  The Municipal Money Market Portfolio may not:

             1. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

             2. under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax, although the interest on such securities may constitute an item of tax preference for purposes of the federal alternative minimum tax;

             3. invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and

             4. purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry.

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO ONLY

                  The Government Obligations Money Market Portfolio may not:

             1. purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Portfolio's assets which may be invested in the securities of any one issuer of obligations that the Portfolio is permitted to purchase;

             2. borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.);

             3.   act as an underwriter; or

             4. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

The New York Municipal Money Market Portfolio Only

                  The New York Municipal Money Market Portfolio may not:

             1. under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from the federal income tax does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

             2. invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations; and

             3. purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of the issuers in the same industry; provided that this limitation shall not apply to Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

                  NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

MONEY MARKET PORTFOLIO ONLY

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will limit its purchases of:

         1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

              (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;
              (ii) if rated by only one Rating Organization, are rated
                   by such Rating Organization in its highest rating category for such securities;
             (iii) have no short-term rating and are comparable in
                   priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or
              (iv) are Unrated Securities that are determined to be of
                   comparable quality to such securities.

         2. Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

         3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

MUNICIPAL MONEY MARKET PORTFOLIO ONLY


               So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Municipal Money Market Portfolio will not purchase any Guarantee or Demand Feature (as defined in Rule 2a-7) if after the acquisition of the Guarantee or Demand Feature the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.


GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO ONLY

               The Government Obligations Money Market Portfolio may purchase securities on margin only to obtain short-term credit necessary for clearance of portfolio transactions.

NEW YORK MUNICIPAL MONEY MARKET PROTFOLIO ONLY


               So long as it values its portfoli securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the New York Municipal Money Market Portfolio will not purchase any Guarantee or Demand Feature (as defined by Rule 2a-7) if after the acquisition of the Guarantee or Demand Feature the New York Municipal Money Market Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantee or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the New York Municipal Money Market Portfolio's total assets.

MANAGEMENT OF THE COMPANY DIRECTORS AND OFFICERS

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE 19809                                                              and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111


                                      -30-



*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Comcast Corporation                                                               President, Moyco Technologies, Inc.
Moyco Technologies, Inc.                                                          (manufacturer of dental supplies and
200 Commerce Drive                                                                precision coated abrasives).
Montgomeryville, PA  18936

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102


Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103

------------------
* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.


         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

         DIRECTORS' COMPENSATION.

                                                           PENSION OR
                                                           RETIREMENT              ESTIMATED
                                    AGGREGATE              BENEFITS                ANNUAL           TOTAL COMPENSATION
                                    COMPENSATION           ACCRUED AS              BENEFITS         FROM FUND AND
NAME OF PERSON/                     FROM                   PART OF COMPANY         UPON             FUND COMPLEX
POSITION                            REGISTRANT             EXPENSES                RETIREMENT       PAID TO DIRECTORS
--------------                      ------------           ---------------         ----------       ------------------
Julian A. Brodsky,                  $19,250                   N/A                     N/A           $19,250
Director
Francis J. McKay,                   $16,750                   N/A                     N/A           $16,750
Director
Arnold M. Reichman,                 $     0                   N/A                     N/A           $     0
Director
Robert Sablowsky,                   $18,250                   N/A                     N/A           $18,250
Director
Marvin E. Sternberg,                $19,250                   N/A                     N/A           $19,250
Director
Donald van Roden,                   $25,250                   N/A                     N/A           $25,250
Director and Chairman

         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market and New York Municipal Money Market Portfolios and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

                                 CONTROL PERSONS

         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
MICRO CAP VALUE                       For the Exclusive Bene. of our Customers
FUND- INVESTOR                        Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of Novemebr 17, 1999, the directors and officers as a group owned less than one percent of the shares of the Company.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


         ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolios have investment advisory agreements with BIMC. Although BIMC in turn has sub-advisory agreements respecting the Portfolios (except the New York Municipal Money Market Portfolio) with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreements, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC on behalf of the Money Market, Municipal Money Market and Government Obligations Portfolios. The advisory agreements relating to the Money Market and Government Obligations Money Market Portfolios are each dated August 16, 1988, the advisory agreement relating to the New York Municipal Money Market Portfolio is dated November 5, 1971 and the advisory agreement relating to the Municipal Money Market Portfolio is dated April 21, 1992. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

                                                              FEES PAID
                                                          (AFTER WAIVERS AND
PORTFOLIOS                                                 REIMBURSEMENTS)             WAIVERS           REIMBURSEMENTS
----------                                                ------------------           -------           --------------

Money Market                                               $6,580,761                 $2,971,645            $819,409
Municipal Money Market                                     $  238,604                 $  716,746            $102,998
Government Obligations Money Market                        $1,386,459                 $  833,218            $221,997
New York Municipal Money Market                            $        0                 $  103,567            $      0


         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, with respect to the Money Market and Government Obligations Portfolios, for administrative services obligated under the Advisory Agreements) advisory fees as follows:


                                                              FEES PAID
                                                          (AFTER WAIVERS AND
PORTFOLIOS                                                 REIMBURSEMENTS)             WAIVERS           REIMBURSEMENTS
----------                                                ------------------           -------           --------------
Money Market                                                  $6,283,705             $3,334,990             $692,630

Municipal Money Market                                        $  238,721             $  822,533             $ 55,085

Government Obligations Money Market                           $1,649,453             $  723,970             $392,949

New York Municipal Money Market                               $   60,758             $  267,374             $      0

         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:


                                                              FEES PAID
                                                          (AFTER WAIVERS AND
PORTFOLIOS                                                 REIMBURSEMENTS)             WAIVERS           REIMBURSEMENTS
----------                                                ------------------           -------           --------------
Money Market                                                  $5,366,431             $3,603,130             $469,986

Municipal Money Market                                        $  201,095             $1,269,553             $ 14,921

Government Obligations Money Market                           $1,774,123             $  647,063             $404,193

New York Municipal Money Market                               $   21,831             $   324,917            $      0

         Each Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the

Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Janney Classes of the Company pay their own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Janney Classes or if they receive different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.


         The Advisory Agreements were each most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved with respect to the Money Market and Government Obligations Money Market Portfolios by the shareholders of each Portfolio at a special meeting held on December 22, 1989, as adjourned. The investment advisory agreement was approved with respect to the Municipal Money Market Portfolio by shareholders at a special meeting held June 10, 1992, as adjourned. The Advisory Agreements were approved with respect to the New York Municipal Money Market Portfolio by the Portfolio's shareholders at a special meeting of shareholders held December 22, 1989. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. Each of the Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

         ADMINISTRATION AGREEMENTS.

         PFPC serves as the administrator to the New York Municipal Money Market Portfolio pursuant to an Administration Agreement dated November 5, 1991 and as the administrator to the Municipal Money Market Portfolio pursuant to an Administration and Accounting Services Agreement dated April 21, 1992 (together, the "Administration Agreements"). PFPC has agreed to furnish to the Company on behalf of the Municipal Money Market and New York Municipal Money Market Portfolios statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Company.


         The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. In consideration for providing services pursuant to the Administration Agreements, PFPC receives a fee of .10% of the average daily net assets of the Municipal Money Market Portfolio.


         BIMC is obligated to render administrative services to the Money Market and Government Obligations Money Market Portfolio pursuant to the investment advisory agreements. Pursuant to the terms of Delegation Agreements, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to these Portfolios. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                             FEES PAID
                                                         (AFTER WAIVERS AND
PORTFOLIOS                                                REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
----------                                               ------------------        -------        --------------
Money Market                                                 $2,577,726             $     0            $0
Municipal Money Market                                       $  276,787             $     0            $0
Government Obligations Money Market                          $  528,689             $     0            $0
New York Municipal Money Market                              $   29,591             $29,591            $0



         For the fiscal year ended August 31, 1998, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                             FEES PAID
                                                         (AFTER WAIVERS AND
PORTFOLIOS                                                REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
----------                                               ------------------        -------        --------------
Municipal Money Market                                       $312,593               $    0              $0

New York Municipal Money Market                              $ 85,926               $7,826              $0


         For the fiscal year ended August 31, 1997, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                                                             FEES PAID
                                                         (AFTER WAIVERS AND
PORTFOLIOS                                                REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
----------                                               ------------------        -------        --------------
Municipal Money Market                                       $448,548                $0                  $0

New York Municipal Money Market                              $ 99,071                $0                  $0


         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of each Portfolio; (c) accepts receipts and makes disbursements of money on behalf of each Portfolio; (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning each Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon each Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Janney Classes pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of each of the Janney Classes; (b) addresses and mails all communications by each Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Janney Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in each Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in each Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENTS.

         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999, and supplements entered into by the Distributor and the Company on behalf of each of the Janney Classes (the "Distribution Agreement"), and separate Plans of Distribution, as amended, for each of the Janney Classes (collectively, the "Plans"), all of which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of each of the Janney Classes. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of each of the Janney Classes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of each of the Portfolios based on a percentage of the amounts invested by their customers.


         Each of the Plans was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors").

         Among other things, each of the Plans provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Janney Class under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the affected Janney Class; and (4) while the Plans remain in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         For the fiscal year ended August 31, 1999, the Company paid distribution fees to PDI under the Plans for the Janney Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio in the aggregate amounts of $615, $697,971, $2,391,836and $177,597 respectively. Of those amounts $6,048,335, $686,338, $2,351,972 and $174,637 respectively, was paid to dealers with whom PDI had entered into dealer agreements, and $102,514, $11,633, $39,864 and $2,960 respectively, was retained by PDI.


         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that such Plans may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS


         Each of the Portfolios intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that each of the Money Market Portfolio, Municipal Money Market Portfolio and New York Municipal Money Market Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because all Portfolios intend to purchase only securities with remaining maturities of 13 months or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by each such Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolios do not intend to seek profits through short term trading.

         Purchases of portfolio securities by each of the Portfolios are made from dealers, underwriters and issuers; sales are made to dealers and issuers. None of the Portfolios currently expects to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of such Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of such Portfolios, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to a Portfolio.


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Janney Classes constitute the shares described in this SAI. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)
                                                                                                          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                      1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                            1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                               1
Cap)                                          100
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                     1
Mid Cap)                                      100
VV (Boston Partners Institutional                             Theta 3 (Government Money)                    1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                          1
XX (n/i numeric Larger Cap)                    50


         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street
Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta

Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION


         You may purchase shares through an account maintanced by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.
A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolios at $1.00 per share. Net asset value per share, the value of an individual share in a Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. A Portfolio's "net assets" equal the value of a Portfolio's investments and other securities less its liabilities. Each Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of each of the Portfolios by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, a Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         Each of the Portfolios will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION


         Each of the Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for a Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


         The annualized yield for the seven-day period ended August 31, 1999 for the Janney Classes of each of the Money Market Portfolio, the Municipal Money Market Portfolio,

Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio before waivers was as follows:

                                                                                 TAX-EQUIVALENT YIELD
                                                                  EFFECTIVE      (ASSUMES A FEDERAL
PORTFOLIO                                         YIELD              YIELD       INCOME TAX RATE OF 28%)
---------                                         -----           ---------      -----------------------
Money Market                                      4.33%              4.42%                N/A

Municipal Money Market                            2.36%              2.39%               3.28%

Government Obligations Money Market               4.14%              4.23%                N/A

New York Municipal Money Market                   1.93%              1.95%               2.68%


         The annualized yield for the seven-day period ended August 31, 1999 for the Janney Classes of each of the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolio after waivers was as follows:

                                                                                 TAX-EQUIVALENT YIELD
                                                                  EFFECTIVE      (ASSUMES A FEDERAL
PORTFOLIO                                         YIELD              YIELD       INCOME TAX RATE OF 28%)
---------                                         -----           ---------      -----------------------
Money Market                                      4.34%              4.43%                N/A

Municipal Money Market                            2.50%              2.53%               3.47%

Government Obligations Money Market               4.16%              4.25%                N/A

New York Municipal Money Market                   2.40%              2.43%               3.33%

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which each Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether a Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of a Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that each Portfolio generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Municipal Money Market Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of such Portfolio's assets at the close of each quarter of the Company's taxable year must consist of exempt-interest obligations.

         An investment in the Municipal Money Market Portfolio is not intended to constitute a balanced investment program. Shares of the Municipal Money Market Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Portfolios' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Municipal Money Market Portfolio may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                  MISCELLANEOUS



         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.


                              FINANCIAL STATEMENTS



         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                        RBB SELECT MONEY MARKET PORTFOLIO

                              OF THE RBB FUND, INC.
                                 (THE "COMPANY")

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999

         This Statement of Additional Information ("SAI") provides information about the Company's RBB Select Money Market Portfolio (the "Portfolio"). This information is in addition to the information that is contained in the RBB Select Money Market Portfolio Prospectus dated December 1, 1999 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
GENERAL INFORMATION......................................................... 1

INVESTMENT INSTRUMENTS AND POLICIES......................................... 1

   Additional Information on Portfolio Investments.......................... 1
   Fundamental Investment Limitations and Policies..........................10
   Non-Fundamental Investment Limitations and Policies......................12

MANAGEMENT OF THE COMPANY...................................................13

   Directors and Officers. .................................................13
   Directors' Compensation..................................................15

CONTROL PERSONS.............................................................16

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS................24

   Advisory and Sub-Advisory Agreements.....................................24
   Administration Agreement.................................................26
   Custodian and Transfer Agency Agreements.................................27
   Distribution Agreement...................................................29

PORTFOLIO TRANSACTIONS......................................................29

ADDITIONAL INFORMATION CONCERNING RBB SHARES................................30

PURCHASE AND REDEMPTION INFORMATION.........................................33

VALUATION OF SHARES.........................................................33

PERFORMANCE INFORMATION.....................................................35

TAXES.......................................................................36

MISCELLANEOUS...............................................................36

   Counsel..................................................................36
   Independent Accountants..................................................36

FINANCIAL STATEMENTS........................................................37

APPENDIX A.................................................................A-1

                               GENERAL INFORMATION



         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "Select Class") representing interests in a diversified investment portfolio (the "Portfolio") of the Company (the Money Market Portfolio). The Select Class is offered by the RBB Select Money Market Portfolio Prospectus dated December 1, 1999.


                       INVESTMENT INSTRUMENTS AND POLICIES


         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.


         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.


         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act Investment Company Act of 1940 (the "1940 Act").

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.


         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return my be difficult to predict precisely.


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.


         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.


         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


         A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


         The Company's Board of Directors can change the investment objective of each Fund. Shareholders will be given notice before any such change is made.

                  The Money Market Portfolio may not:

             1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

             2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

             3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the

                  Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

             4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

             5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

             6.   purchase or sell commodities or commodity contracts;

             7. invest in oil, gas or mineral exploration or development programs;

             8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

             9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

             10. make investments for the purpose of exercising control or management;

             11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

             12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

             13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

             14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

             * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

              NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will limit its purchases of:

             1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

                  (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;
                  (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;
                  (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or
                  (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories
                           (ii) and (iv) above will be approved or ratified by the Board of Directors;

             2. Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

             3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                            MANAGEMENT OF THE COMPANY


         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE 19809                                                              and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

                                      -13-

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103

----------------------


* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.



         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

         DIRECTORS' COMPENSATION.


                                                           PENSION OR
                                                           RETIREMENT               ESTIMATED
                                   AGGREGATE               BENEFITS                 ANNUAL         TOTAL COMPENSATION
                                   COMPENSATION            ACCRUED AS               BENEFITS       FROM FUND AND
NAME OF PERSON/                    FROM                    PART OF COMPANY          UPON           FUND COMPLEX
POSITION                           REGISTRANT              EXPENSES                 RETIREMENT     TO DIRECTORS
---------------                    ------------            ---------------          ----------     ----------------
Julian A. Brodsky,                 $19,250                    N/A                      N/A         $19,250
Director
Francis J. McKay,                  $16,250                    N/A                      N/A         $16,250
Director
Arnold M. Reichman,                $     0                    N/A                      N/A         $     0
Director
Robert Sablowsky,                  $18,250                    N/A                      N/A         $18,250
Director
Marvin E. Sternberg,               $19,250                    N/A                      N/A         $19,250
Director
Donald van Roden,                  $25,250                    N/A                      N/A         $25,250
Director and Chairman


         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.


                                 CONTROL PERSONS


         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
MICRO CAP VALUE                       For the Exclusive Bene. of our Customers
FUND- INVESTOR                        Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


         ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed the advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC. The advisory agreement is dated August 16, 1988. The advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."


         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Portfolio, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

          FEES PAID
      (AFTER WAIVERS AND
       REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
      ------------------            -------           --------------
          $6,580,761              $2,971,645             $819,409

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

          FEES PAID
      (AFTER WAIVERS AND
       REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
      ------------------            -------           --------------
          $6,283,705              $3,334,990             $692,630

         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:

           FEES PAID
       (AFTER WAIVERS AND
        REIMBURSEMENTS)               WAIVERS          REIMBURSEMENTS
       ------------------             -------          --------------
           $5,366,431               $3,603,130            $469,986

         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Select Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Select Class or if it receives different services.

         Under the Advisory Agreement, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the shareholders at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreement may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.


         ADMINISTRATION AGREEMENT.


         BIMC is obligated to render administrative services to the Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

         FEES PAID
     (AFTER WAIVERS AND
      REIMBURSEMENTS)           WAIVERS         REIMBURSEMENTS
     ------------------         -------         --------------
            $2,577,726           $0                   $0

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.


         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Select Class of the Portfolio pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Select Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Select Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENT.


         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 (the "Distribution Agreement"), the Distributor will use appropriate efforts to distribute shares of the Fund. Currently the Fund does not pay fees under the Distribution Agreement.

                             PORTFOLIO TRANSACTIONS


         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D (Tax-Free)                                  100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100

                                      -30-


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                      1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                            1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                               1
Cap)                                          100
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                     1
Mid Cap)                                      100

                                      -31-


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
VV (Boston Partners Institutional                             Theta 3 (Government Money)                    1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                          1
XX (n/i numeric Larger Cap)                    50


         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                       PURCHASE AND REDEMPTION INFORMATION


         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.



         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. The

Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION


         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven-day period ended August 31, 1999 for the Select Class of the Money Market Portfolio before waivers was as follows:

                                       TAX-EQUIVALENT YIELD
                        EFFECTIVE      (ASSUMES A FEDERAL
       YIELD               YIELD       INCOME TAX RATE OF 28%)
       -----            ---------      -----------------------
       4.38%              4.48%                 N/A


         The annualized yield for the seven-day period ended August 31, 1999 for the Select Class of the Money Market Portfolio after waivers was as follows:

                                       TAX-EQUIVALENT YIELD
                        EFFECTIVE      (ASSUMES A FEDERAL
       YIELD               YIELD       INCOME TAX RATE OF 28%)
       -----            ---------      -----------------------
       4.39%              4.49%                 N/A

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES


         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                                  MISCELLANEOUS


         COUNSEL.


         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.


         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.



                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE RBB FUND, INC.
                                (THE "COMPANY")

                      SANSOM STREET MONEY MARKET PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999

         This Statement of Additional Information ("SAI") provides information about the Company's Sansom Street Class of the Money Market Portfolio (the "Portfolio"). This information is in addition to the information that is contained in the Sansom Street Prospectus dated December 1, 1999 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION .......................................................    1

INVESTMENT INSTRUMENTS AND POLICIES .......................................    1
         Additional Information on Portfolio Investments ..................    1
         Fundamental Investment Limitations and Policies ..................   10
         Non-Fundamental Investment Limitations and Policies ..............   12

MANAGEMENT OF THE COMPANY .................................................   13
         Directors and Officers. ..........................................   13
         Directors' Compensation. .........................................   16

CONTROL PERSONS ...........................................................   16

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS ..............   25
         Advisory and Sub-Advisory Agreements .............................   25
         Administration Agreement .........................................   27
         Custodian and Transfer Agency Agreements .........................   27
         Distribution and Servicing Agreement .............................   28

PORTFOLIO TRANSACTIONS ....................................................   29

ADDITIONAL INFORMATION CONCERNING RBB SHARES ..............................   30

PURCHASE AND REDEMPTION INFORMATION .......................................   33

VALUATION OF SHARES .......................................................   33

PERFORMANCE INFORMATION ...................................................   35

TAXES .....................................................................   37

MISCELLANEOUS .............................................................   37
         Counsel ..........................................................   37
         Independent Accountants ..........................................   37

FINANCIAL STATEMENTS ......................................................   37

APPENDIX A ................................................................  A-1

                              GENERAL INFORMATION

         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "Sansom Street Class") representing interests in the Money Market Portfolio, a diversified investment portfolio (the "Portfolio") of the Company. The Sansom Street Class is offered by the Sansom Street Money Market Prospectus dated December 1, 1999.

                      INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolios.

         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolios will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

              The Money Market Portfolio may not:

         1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

         2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

         4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         6.   purchase or sell commodities or commodity contracts;

         7.   invest in oil, gas or mineral exploration or development programs;

         8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

         9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

         10. make investments for the purpose of exercising control or management.

         11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

         12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

         13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

         14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

         * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

         NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.

         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

            So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will limit its purchases of:

         1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

              (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;

              (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;

              (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with
                    (i) or (ii) above; or

              (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors;

         2. Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

         3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.


                           MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE 19809                                                              and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).


                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.


                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103

----------------------

* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.


         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

         DIRECTORS' COMPENSATION.

                                               PENSION OR
                                               RETIREMENT           ESTIMATED
                           AGGREGATE           BENEFITS             ANNUAL          TOTAL COMPENSATION
                           COMPENSATION        ACCRUED AS           BENEFITS        FROM FUND AND FUND
NAME OF PERSON/            FROM                PART OF COMPANY      UPON            COMPLEX PAID TO
POSITION                   REGISTRANT          EXPENSES             RETIREMENT      DIRECTORS
--------------             ------------        ---------------      ------------    ------------------
Julian A. Brodsky,         $19,250                N/A                  N/A          $19,250
Director
Francis J. McKay,          $16,750                N/A                  N/A          $16,750
Director
Arnold M. Reichman,        $     0                N/A                  N/A          $     0
Director
Robert Sablowsky,          $18,250                N/A                  N/A          $18,250
Director
Marvin E. Sternberg,       $19,250                N/A                  N/A          $19,250
Director
Donald van Roden,          $25,250                N/A                  N/A          $25,250
Director and Chairman

         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolios' adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

                                CONTROL PERSONS

         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95
                                      2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
MICRO CAP VALUE                       For the Exclusive Bene. of our Customers
FUND- INVESTOR                        Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.

                 INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING
                                  ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS.

         The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement respecting the Portfolio with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed these advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC. The advisory agreement is dated August 16, 1988. The advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Portfolio, for administrative services obligated under the Advisory Agreements) advisory fees as follows:

           FEES PAID
       (AFTER WAIVERS AND
         REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
       ------------------      -------      --------------
           $6,580,761         $2,971,645      $819,409

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

           FEES PAID
       (AFTER WAIVERS AND
         REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
       ------------------    ----------     --------------
           $6,283,705        $3,334,990        $692,630

         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:

           FEES PAID
       (AFTER WAIVERS AND
         REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
       ------------------    ----------     --------------
          $5,366,431         $3,603,130        $469,986

         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Sansom Street Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Class or if it receives different services.

         Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreements may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

         ADMINISTRATION AGREEMENT.

         BIMC is obligated to render administrative services to the Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

           FEES PAID
       (AFTER WAIVERS AND
         REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
       ------------------      -------      --------------
           $2,577,726           $  0             $  0

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over

$100 million, with a minimum monthly fee of $1,000 per Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Sansom Street Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Sansom Street Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders;
(c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Sansom Street Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolios. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolios for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AND SERVICING AGREEMENT.

         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999 and supplements entered into by the Distributor and the Company on behalf of the Sansom Street Class, (the "Distribution Agreement") and separate Plan of Distribution, as amended, for the Sansom Street Class (the "Plan"), was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Sansom Street Class. Payments to the Distributor under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Sansom Street Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

         The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

         Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b 1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Sansom Street Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Sansom Street Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.

         For the fiscal year ended August 31, 1999, the Company paid distribution fees to PDI under the Plan for the Sansom Street Class of the Portfolio in the aggregate amount of $386,583. Of this amount $6,713 was paid to dealers with whom PDI had entered into dealer agreements, and $379,870 was retained by PDI.

         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that the Plan may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his respective position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less), and except that the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Class L constitute the Sansom Street Class described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    ------------------------------------------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    ------------------------------------------------------
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                      1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                            1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                               1
Cap)                                          100
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                    1
Mid Cap)                                      100
VV (Boston Partners Institutional                             Theta 3 (Government Money)                   1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                         1
XX (n/i numeric Larger Cap)                    50


         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                      PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                              VALUATION OF SHARES

         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                            PERFORMANCE INFORMATION

         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven-day period ended August 31, 1999 for the Sansom Street Class of the Portfolio before waivers was as follows:

                                         TAX-EQUIVALENT YIELD
                          EFFECTIVE      (ASSUMES A FEDERAL
              YIELD          YIELD       INCOME TAX RATE OF 28%)
              -----       ---------      -----------------------
              4.84%         4.96%                 N/A

         The annualized yield for the seven-day period ended August 31, 1999 for the Sansom Street Class of the Portfolio after waivers was as follows:

                                         TAX-EQUIVALENT YIELD
                          EFFECTIVE      (ASSUMES A FEDERAL
              YIELD          YIELD       INCOME TAX RATE OF 28%)
              -----       ---------      -----------------------
              4.85%         4.97%                 N/A

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                     TAXES

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.


                                 MISCELLANEOUS

         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP, serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               THE PRINCIPAL CLASS

                              OF THE RBB FUND, INC.
                                 (THE "COMPANY")

                             MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999

     This Statement of Additional Information ("SAI") provides information about the Company's Principal Class of the Money Market Portfolio (the "Portfolio"). This information is in addition to the information that is contained in the Principal Class Money Market Portfolio Prospectus dated December 1, 1999 (the "Prospectus").

     This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618.

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
GENERAL INFORMATION........................................................1

INVESTMENT INSTRUMENTS AND POLICIES........................................1

   Additional Information on Portfolio Investments.........................1
   Fundamental Investment Limitations and Policies........................10
   Non-Fundamental Investment Limitations and Policies....................12

MANAGEMENT OF THE COMPANY.................................................13

   Directors and Officers.................................................13
   Directors' Compensation................................................15

CONTROL PERSONS...........................................................16

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS..............24

   Advisory and Sub-Advisory Agreements...................................24
   Administration Agreement...............................................26
   Custodian and Transfer Agency Agreements...............................26
   Distribution Agreement.................................................28

PORTFOLIO TRANSACTIONS....................................................29

ADDITIONAL INFORMATION CONCERNING RBB SHARES..............................30

PURCHASE AND REDEMPTION INFORMATION.......................................33

VALUATION OF SHARES.......................................................33

PERFORMANCE INFORMATION...................................................35

TAXES.....................................................................36

MISCELLANEOUS.............................................................36

   Counsel................................................................36
   Independent Accountants................................................37

FINANCIAL STATEMENTS......................................................37

APPENDIX A...............................................................A-1

                               GENERAL INFORMATION


         The RBB Fund, Inc. (the "Company") was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to one class of shares (the "Principal Class") representing interests in a diversified investment portfolio (the "Portfolio") of the Company (the Money Market Portfolio). The Principal Class is offered by the Principal Class Money Market Portfolio Prospectus dated December 1, 1999.


                       INVESTMENT INSTRUMENTS AND POLICIES


         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.


         ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.


         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.
Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase residual interests.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. Government agencies and, instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Company's policy regarding investment in illiquid securities.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("Rating Organizations") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's")), or (b) are rated (at the time of purchase) by the only Rating Organization rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of

Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.


         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. This Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the

Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


         A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


         The Company's Board of Directors can change the investment objective of each Fund. Shareholders will be given notice before any such change is made.


                  The  Money Market Portfolio may not:

             1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

             2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

             3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

             4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

             5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

             6.   purchase or sell commodities or commodity contracts;

             7. invest in oil, gas or mineral exploration or development programs;

             8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

             9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

             10. make investments for the purpose of exercising control or management;

             11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

             12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

             13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

             14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

             * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

         NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES.


         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

                  So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will limit its purchases of:

             1. the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

                   (i) if rated by more than one Rating Organization (as defined in the Prospectus), are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities;

                   (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities;

                   (iii) have no short-term rating and are comparable in
                        priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or

                   (iv) are Unrated Securities that are determined to be of
                        comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors;

             2. Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets; and

             3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                            MANAGEMENT OF THE COMPANY


         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE 19809                                                              and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered

                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

                                      -13-

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103


*        Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the
1940 Act.




         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

         DIRECTORS' COMPENSATION.



                                                    PENSION OR
                                                    RETIREMENT             ESTIMATED         TOTAL
                                 AGGREGATE          BENEFITS               ANNUAL            COMPENSATION
                                 COMPENSATION       ACCRUED AS             BENEFITS          FROM FUND AND
NAME OF PERSON/                  FROM               PART OF COMPANY        UPON              FUND COMPLEX
POSITION                         REGISTRANT         EXPENSES               RETIREMENT        PAID TO DIRECTORS
---------------                  ------------       ---------------        ----------        ----------------
Julian A. Brodsky,               $19,250               N/A                    N/A            $19,250
Director
Francis J. McKay,                $16,750               N/A                    N/A            $16,750
Director
Arnold M. Reichman,              $     0               N/A                    N/A            $     0
Director
Robert Sablowsky,                $18,250               N/A                    N/A            $18,250
Director
Marvin E. Sternberg,             $19,250               N/A                    N/A            $19,250
Director
Donald van Roden,                $25,250               N/A                    N/A            $25,250
Director and Chairman


         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by BlackRock Institutional Management Corporation ("BIMC") (formerly known as "PNC Institutional Management Corporation"), the Portfolio's adviser, PFPC Trust Company, the Company's custodian, PFPC Inc. ("PFPC"), the administrator to the Municipal Money Market Portfolio and the Company's transfer and dividend disbursing agent, and Provident Distributors Inc. (the "Distributor"), the Company's distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BIMC, PFPC Trust Company, PFPC or the Distributor currently receives any compensation from the Company.

                                 CONTROL PERSONS



         As of November 17, 1999, (except with respect to the Bedford Municipal Money Market Fund and Bedford Government Obligations Fund for which information is provided as of September 3, 1999 and September 8, 1999, respectively) to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning RBB Shares" below. The Company does not know whether such persons also beneficially own such shares.



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
MICRO CAP VALUE                       For the Exclusive Bene. of our Customers
FUND- INVESTOR                        Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of November 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.



          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS


         ADVISORY AND SUB-ADVISORY AGREEMENTS.


         The Portfolio has an investment advisory agreement with BIMC. Although BIMC in turn has a sub-advisory agreement with PNC Bank dated August 16, 1988, as of April 29, 1998, BIMC assumed the advisory responsibilities from PNC Bank. Pursuant to the Sub-Advisory Agreement, PNC Bank would be entitled to receive an annual fee from BIMC for its sub-advisory services calculated at the annual rate of 75% of the fees received by BIMC. The advisory agreement is dated August 16, 1988. The advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         For the fiscal year ended August 31, 1999, the Company paid BIMC (excluding fees to PFPC, with respect to the Portfolio, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

          FEES PAID
      (AFTER WAIVERS AND
       REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
      ------------------            -------           --------------
         $6,580,761               $2,971,645             $819,409

         For the fiscal year ended August 31, 1998, the Company paid BIMC (excluding fees to PFPC, for administrative services obligated under the Advisory Agreement) advisory fees as follows:

          FEES PAID
      (AFTER WAIVERS AND
       REIMBURSEMENTS)              WAIVERS           REIMBURSEMENTS
      ------------------            -------           --------------

          $6,283,705              $3,334,990             $692,630

         For the fiscal year ended August 31, 1997, the Company paid BIMC advisory fees as follows:

           FEES PAID
       (AFTER WAIVERS AND
        REIMBURSEMENTS)               WAIVERS          REIMBURSEMENTS
       ------------------             -------          --------------


           $5,366,431               $3,603,130            $469,986


         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees paid to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. The Principal Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

         Under the Advisory Agreement, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

         The Advisory Agreements were most recently approved July 28, 1999 by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the shareholders at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreement may also be terminated by BIMC or PNC Bank on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.


         ADMINISTRATION AGREEMENT.


         BIMC is obligated to render administrative services to the Portfolio pursuant to the investment advisory agreement. Pursuant to the terms of a Delegation Agreement, dated July 29, 1998, between BIMC and PFPC, however, BIMC has delegated to PFPC its administrative responsibilities to the Portfolio. The Company pays administrative fees directly to PFPC.

         For the fiscal year ended August 31, 1999, the Company paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:


         FEES PAID
     (AFTER WAIVERS AND
      REIMBURSEMENTS)           WAIVERS         REIMBURSEMENTS
     ------------------         -------         --------------


          $2,577,726             $0                $0


         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company's Principal Class of the Portfolio pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Principal Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Principal Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

         PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized

Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

         DISTRIBUTION AGREEMENT.


         Pursuant to the terms of a distribution agreement, dated as of June 25, 1999, and supplements entered into by the Distributor and the Company on behalf of the Principal Class of the Portfolio, (the "Distribution Agreement") and a Plan of Distribution, as amended, for the Principal Class of the Portfolio (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to distribute shares of the Principal Class of the Portfolio. Payments to the Distributor under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Principal Class of the Portfolio. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.


         The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

         Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Principal Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Principal Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         During the period June 1, 1998 through August 31, 1999, the Company paid distribution fees to PDI under the Plan for the Principal Class of the Money Market Portfolio in the aggregate amount of $225,438. Of this amount $225,438 was paid to dealers with whom PDI had entered into dealer agreements, and $0 was retained by PDI.


         The amounts retained by PDI were used to pay certain advertising and promotion, printing, postage, legal fees, travel, entertainment, sales, marketing and administrative expenses. The Company believes that the Plan may benefit the Company by increasing sales of Shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS


         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES


         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)
                                                                                                          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                     1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                           1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                              1
Cap)                                          100
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                    1
Mid Cap)                                      100
VV (Boston Partners Institutional                             Theta 3 (Government Money)                   1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                         1
XX (n/i numeric Larger Cap)                    50

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                       PURCHASE AND REDEMPTION INFORMATION



         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


         The Company intends to use its best efforts to maintain the net asset value of each class of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The net asset value of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day.

         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION


         The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The annualized yield for the seven-day period ended August 31, 1999 for the Principal Class of the Money Market Portfolio before waivers was as follows:


                                        TAX-EQUIVALENT YIELD
                        EFFECTIVE        (ASSUMES A FEDERAL
       YIELD              YIELD        INCOME TAX RATE OF 28%)
       -----            ---------      -----------------------

       4.56%               4.66%                 N/A


         The annualized yield for the seven-day period ended August 31, 1999 for the Principal Class of the Money Market Portfolio after waivers was as follows:

                                       TAX-EQUIVALENT YIELD
                        EFFECTIVE      (ASSUMES A FEDERAL
       YIELD              YIELD        INCOME TAX RATE OF 28%)
       -----            ---------      -----------------------

       4.57%               4.67%                 N/A

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, BIMC will consider whether the Portfolio should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Company Average, which is an average compiled by IBC Money Company Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

                                      TAXES


         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its respective income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                                  MISCELLANEOUS


         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.


         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.



                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.

                       Institutional and Investor Classes

                      Boston Partners Large Cap Value Fund
                       Boston Partners Mid Cap Value Fund
                      Boston Partners Micro Cap Value Fund
                            Boston Partners Bond Fund
                       Boston Partners Market Neutral Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999

         This Statement of Additional Information ("SAI") provides information about the, Boston Partners Large Cap Value Fund (the "Large Cap Value Fund"), Boston Partners Mid Cap Value Fund (the "Mid Cap Value Fund"), Boston Partners Micro Cap Value Fund (the "Micro Cap Value Fund"), Boston Partners Bond Fund (the "Bond Fund") and the Boston Partners Market Neutral Fund (the "Market Neutral Fund"),(each a "Fund" and collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in Boston Partners Family of Funds Prospectus dated December 1, 1999 (the "Prospectus").


         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Funds' Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectus and Annual Report may be obtained by calling toll-free (888) 261-4073.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION.......................................................... 1
INVESTMENT INSTRUMENTS AND POLICIES.......................................... 1
INVESTMENT LIMITATIONS.......................................................20
MANAGEMENT OF THE COMPANY....................................................23
         Directors and Officers..............................................23
         Directors' Compensation.............................................24
CONTROL PERSONS..............................................................24
INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING
         ARRANGEMENTS........................................................33
         Advisory Agreements.................................................33
         Custodian and Transfer Agency Agreements............................35
         Administration Agreement............................................36
         Distribution Agreement..............................................37
         Administrative Services Agent.......................................40
PORTFOLIO TRANSACTIONS.......................................................41
PURCHASE AND REDEMPTION INFORMATION..........................................42
VALUATION OF SHARES..........................................................43
PERFORMANCE INFORMATION......................................................44
TAXES........................................................................46
ADDITIONAL INFORMATION CONCERNING RBB SHARES ................................47
MISCELLANEOUS................................................................50
         Counsel.............................................................50
         Independent Accountants.............................................50
FINANCIAL STATEMENTS.........................................................50
APPENDIX A..................................................................A-1

                               GENERAL INFORMATION


            RBB was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to Institutional and Investor Shares representing interests in the diversified Funds offered by the Prospectus dated December 1, 1999.


                       INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

EQUITY MARKETS

         The Funds, with the exception of the Bond Fund, invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

MICRO CAP AND MID CAP STOCKS


         Securities of companies with micro and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro and mid cap stocks are frequently negligible. Moreover, micro and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro and mid cap companies tend to be more volatile than those of large cap companies. The market for micro cap securities may be thinly traded and as a result, greater fluctuations in the price of micro cap securities may occur.


MARKET FLUCTUATION

         Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

LENDING OF PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Funds' investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

BORROWING


         The Market Neutral Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.


INDEXED SECURITIES


         The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. Each of the Bond, Large Cap Value, Mid Cap Value and Micro Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.


REPURCHASE AGREEMENTS

         The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


         The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities. The Bond, Large Cap Value, Mid Cap Value and Micro Cap Value Funds may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Funds do not presently intend to engage in reverse repurchase transactions involving more than 5% of each Fund's respective net assets. The Bond, Large Cap Value, Mid Cap Value and Micro Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund's respective net assets.


U.S. GOVERNMENT OBLIGATIONS


         The Funds may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are. U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.


         Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage

Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Bond, Large Cap Value, Mid Cap Value and Micro Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in U.S. Government obligations.

ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Funds' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Adviser will monitor the liquidity of restricted securities held by a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

SECURITIES OF UNSEASONED ISSUERS

         The Market Neutral Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

CONVERTIBLE SECURITIES

         The Bond and Large Cap Value Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by either the Bond or Large Cap Value Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Bond and Large Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in convertible securities, or securities received by a Fund upon conversion thereof.

HEDGING INVESTMENTS

         At such times as the Adviser deems it appropriate and consistent with a Fund's investment objective, the Large Cap Value, Mid Cap Value and Micro Cap Value Funds may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in a Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

FUTURES CONTRACTS


         The Large Cap Value, Mid Cap Value and Micro Cap Value Funds may invest in financial futures contracts with respect to those securities listed on the S & P 500 Stock Index ("Index Futures"). The Bond Fund may enter into futures contracts based on various securities (such as U.S. Government Securities), foreign securities, securities indices and other financial instruments and indices. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

         The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

          There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The Large Cap Value, Mid Cap Value and Micro Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in futures contracts. The Bond Fund may not purchase or sell futures contracts to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

OPTIONS ON FUTURES


         The Large Cap Value, Mid Cap Value and Micro Cap Value Funds may purchase and write call and put options on futures contracts with respect to those securities listed on the S & P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. The Bond Fund may purchase and write call and put options on futures contracts based on various securities (such as U.S. Government Securities), foreign securities, securities indices and other financial instruments and indices. The Bond Fund may not purchase or sell options on futures contracts to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Funds may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when a Fund is not fully invested.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         There is no assurance that a Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Bond, Large Cap Value, Mid Cap Value and Micro Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in options on futures.

BANK AND CORPORATE OBLIGATIONS


         The Large Cap Value, Mid Cap Value and Micro Cap Value Funds may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         The Large Cap Value, Mid Cap Value and Micro Cap Value Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.


COMMERCIAL PAPER

         Each Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Funds' Adviser pursuant to guidelines approved by the Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

FOREIGN SECURITIES


         Each of the Funds may invest in foreign securities, either directly or indirectly through American Depository Receipts and, in the case of the Bond and Market Neutral Funds, through European Depository Receipts. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.


         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the

Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         The Bond Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The Bond Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The Bond Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Euro bonds (bonds not issued in the country (and possibly not in the currency) of the issuer).

SHORT SALES


         The Market Neutral Fund may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


         Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See "Futures and Options" above.

         The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

SHORT SALES "AGAINST THE BOX"


         In addition to the short sales discussed above, the Market Neutral Fund may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

         In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position. The Funds will not engage in short sales against the box for speculative purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year. The original long positiion must also be held for the sixty days after the short position is closed.) In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

EUROPEAN CURRENCY UNIFICATION

         Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Funds may invest and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.



ADDITIONAL INFORMATION ON BOND FUND INVESTMENTS

         The Adviser will select certain mortgage-backed and asset-backed securities which it believes have superior risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers.

         MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the

United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return my be difficult to predict precisely.


         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

         ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

         The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         FORWARD CURRENCY TRANSACTIONS. The Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

         The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

         At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

         The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

         A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

         STRIPPED SECURITIES. The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered under this program. This program allows the Fund to be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

         In addition, the Fund may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

         MONEY MARKET INSTRUMENTS. The Fund may invest in "money market instruments," for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.


         DURATION. Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

                             INVESTMENT LIMITATIONS


         The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund. Each Fund's investment goals and strategies described in the Prospectuses may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. Each Fund may not:

1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Bond, Large Cap Value, Mid Cap Value and Micro Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund's respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value and Market Neutral Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value and Market Neutral Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that for the Market Neutral and Long-Short Equity Funds: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value and Mid Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Micro Cap Value, Large Cap Value and Bond Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.)

2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


         In addition to the fundamental investment limitations specified above, the Market Neutral Fund may:

         Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;


         For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.


         In addition to the fundamental investment limitations specified above, the Market Neutral Fund is subject to the following nonfundamental limitations. The Market Neutral Fund may not:

1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts.

         The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

         Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

         If a percentage restriction under one of a Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS


         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:



                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE 19809                                                              and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

                                      -23-

Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103



* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

DIRECTORS' COMPENSATION

         The Company currently pays directors $15,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from RBB in the following amounts:



                                                         PENSION OR
                                                         RETIREMENT
                                        AGGREGATE         BENEFITS                               TOTAL COMPENSATION
                                       COMPENSATION      ACCRUED AS            ESTIMATED           FROM FUND AND
                                           FROM            PART OF          ANNUAL BENEFITS         FUND COMPLEX
NAME OF PERSON/POSITION                 REGISTRANT      FUND EXPENSES       UPON RETIREMENT      PAID TO DIRECTORS
-------------------------------------- ------------     -------------       ----------------     ------------------
Julian A. Brodsky, Director                $19,250              N/A              $19,250              $19,250
Francis J. McKay, Director                 $16,750              N/A              $16,750              $16,750
Arnold M. Reichman, Director               $     0              N/A              $     0              $     0
Robert Sablowsky, Director                 $18,250              N/A              $18,250              $18,250
Marvin E. Sternberg, Director              $19,250              N/A              $19,250              $19,250
Donald van Roden, Director and             $25,250              N/A              $25,250              $25,250
Chairman



         On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of the Adviser or the Distributor currently receives any compensation from the Company.


                                 CONTROL PERSONS


         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
 MICRO CAP VALUE                      For the Exclusive Bene. of our Customers
 FUND- INVESTOR                       Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

         As of November 17, 1999, the directors and officers as a group owned less than 1% of the Company's Shares.

                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS

ADVISORY AGREEMENTS


         Boston Partners renders advisory services to the Funds pursuant to Investment Advisory Agreements dated October 16, 1996 with respect to the Bond and Large Cap Value Funds, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Micro Cap Value Fund, November 13, 1998 with respect to the Market Neutral Fund and June 1, 1999 with respect to the Long-Short Equity Fund (the "Advisory Agreements"). Boston Partners' general partner is Boston Partners, Inc.


         Boston Partners has investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. Boston Partners will select investments for the Funds. For its services to the Funds, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.40% of the Bond Fund's average daily net assets, 2.25% of the Market Neutral Fund's average daily net assets, 0.10% of the Long-Short Equity Fund's average daily net assets, 0.75% of the Large Cap Value Fund's average daily net assets, 0.80% of the Mid Cap Value Fund's average daily net assets and 1.25% of the Micro Cap Value Fund's average daily net assets. Until December 31, 2000, Boston Partners has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for: the 1) Institutional Class of the Boston Partners Bond Fund, Boston Partners Market Neutral Fund, Boston Partners Long-Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston Partners Micro Cap Value Fund of 0.60%, 2.95%, 1.00%, 1.00%, 1.55% and 3.05% respectively, and 2) the Investor Class of the Boston Partners Bond Fund, Boston Partners Market Neutral Fund, Boston Partners Long-Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston Partners Micro Cap Value Fund of 0.82%, 3.17%, 1.22%, 1.22%, 1.77% and 3.30% respectively. There can be no assurance that Boston Partners will continue such waivers thereafter.


         For the fiscal years ended August 31, 1999, 1998 and 1997 the Fund paid Boston Partners advisory fees and Boston Partners waived advisory fees as follows:



                               ADVISORY FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)      WAIVERS     REIMBURSEMENTS
----                           ------------------     -------     --------------
FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                $      0          $ 56,220       $ 72,841
Market Neutral 1                    $      0          $ 12,727       $121,414
Large Cap Value                     $450,337          $109,852       $      0
Mid Cap Value                       $926,862          $128,384       $      0
Micro Cap Value                     $      0          $ 18,140       $129,809

FISCAL YEAR ENDED AUGUST 31, 1998

Bond 2                              $      0          $ 34,418       $ 54,244
Large Cap Value                     $250,634          $112,482       $      0
Mid Cap Value                       $235,623          $ 84,082       $ 30,520
Micro Cap Value 3                   $      0          $  3,155       $ 19,063

FISCAL YEAR ENDED AUGUST 31, 1997

Large Cap Value 4                   $  5,635          $ 57,752       $ 26,104
Mid Cap Value 5                     $      0          $  3,606       $ 32,554


1 Commenced operations November 17, 1998.
2 Commenced operations December 30, 1997.
3 Commenced operations July 1, 1998.
4 Institutional class commenced operations January 2, 1997 and Investor Class commenced operations January 16, 1997.
5 Commenced operations June 2, 1997.

         Each class of the Funds bears its own expenses not specifically assumed by Boston Partners. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

         Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreements were most recently approved on July 28, 1999 by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the initial shareholder of each class of the Funds. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreements may also be terminated by Boston Partners on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

         PFPC Trust Company is custodian of the Funds' assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities; and

(e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, PFPC Trust Company receives a fee, which is calculated based upon each Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

         PFPC Inc. ("PFPC"), an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

ADMINISTRATION AGREEMENT


         PFPC serves as administrator to the Funds pursuant to Administration and Accounting Services Agreements dated October 16, 1996 with respect to the Bond and Large Cap Value Funds, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Micro Cap Value Fund, November 13, 1998 with respect to the Market Neutral Fund (the "Administration Agreements"). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. For its services to the Funds, PFPC is entitled to receive a fee calculated at an annual rate of
 .125% of each Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee on the Bond Fund, Micro Cap Fund and Market Neutral Fund.


         For the fiscal years ended August 31, 1999, 1998 and 1997, the Funds paid PFPC administration fees as follows:

                            ADMINISTRATION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)     WAIVERS     REIMBURSEMENTS
----                           ------------------    -------     --------------
FISCAL YEAR ENDED AUGUST 31, 1999
Bond                                 $ 37,499         $37,501      $0
Market Neutral 1                     $ 31,250         $31,250      $0
Large Cap Value                      $ 93,735         $     0      $0
Mid Cap Value                        $164,882         $     0      $0
Micro Cap Value                      $ 37,500         $37,500      $0

FISCAL YEAR ENDED AUGUST 31, 1998

Bond 2                               $ 25,201         $25,202      $0
Large Cap Value                      $ 55,792         $22,142      $0
Mid Cap Value                        $ 57,653         $22,352      $0
Micro Cap Value 3                    $  6,250         $ 6,250      $0

FISCAL YEAR ENDED AUGUST 31, 1997

Large Cap Value 4                    $ 25,000         $25,000      $0
Mid Cap Value 5                      $  9,166         $ 9,167      $0


1 Commenced operations November 17, 1998.
2 Commenced operations December 30, 1997.
3 Commenced operations July 1, 1998.
4 Institutional class commenced operations January 2, 1997 and Investor Class commenced operations January 16, 1997.
5 Commenced operations June 2, 1997.

         The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

DISTRIBUTION AGREEMENT


         Provident Distributors, Inc. ("PDI"), whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, serves as the distributor of the Funds pursuant to the terms of a distribution agreement, dated as of June 25, 1999, (the "Distribution Agreement") on behalf of the Institutional and Investor Classes. Pursuant to the Distribution Agreement and the Plans of Distribution, as amended, for the Investor Class (together, the "Plans"), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of each Fund's Shares. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class, at the annual rate set forth in the Prospectus.

         For the fiscal years ended August 31, 1999, 1998 and 1997, the Investor Class of each of the Funds below paid the Distributor fees as follows: 1


                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)      WAIVERS    REIMBURSEMENTS
----                           ------------------     -------     --------------
FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                  $ 4,158         $ 16,630         $0
Market Neutral 2                      $   219         $    874         $0
Large Cap Value Fund                  $20,836         $ 83,346         $0
Mid Cap Value                         $38,745         $154,978         $0
Micro Cap Value                       $   365         $  1,458         $0

FOR THE PERIOD MAY 29, 1998 THROUGH AUGUST 31, 1998

Bond                                  $1,294          $  4,063         $0
Large Cap Value Fund                  $3,387          $     22         $0
Mid Cap Value                         $6,827          $ 21,843         $0
Micro Cap Value 3                     $   54          $      0         $0


1 Of the fee amounts disclosed above, $0 was retained by the Distributor. 2 Commenced operations November 17, 1998.
3 Commenced operations July 1, 1998.

         For the period September 1, 1997 through May 29, 1998, both the Institutional Class and Investor Class of the Fund paid the Company's previous distributor, Counsellors Securities, Inc. ("Counsellors"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address of 466 Lexington Avenue, New York, New York 10071, distribution fees as follows:

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)      WAIVERS     REIMBURSEMENTS
----                           ------------------     -------     --------------
Bond (Institutional)3                $ 1,986           $ 5,461         $0
Bond (Investor)3                     $    54           $     0         $0
Large Cap Value                      $10,283           $28,278         $0
(Institutional)
Large Cap Value                      $   878           $ 1,317         $0
(Investor)
Mid Cap Value                        $ 8,284           $22,780         $0
(Institutional)
Mid Cap Value                        $   950           $ 1,425         $0
(Investor)

3 Commenced operations December 30, 1997.

         For the period ended August 31, 1997, the Large Cap Value and Mid Cap Value Funds paid Counsellors fees as follows:

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)        WAIVERS   REIMBURSEMENTS
----                           ------------------     -------     --------------
Large Cap Value Fund                  $3,325              $0           $0
(Institutional)4
Large Cap Value Fund                  $  155              $0           $0
(Investor)5
Mid Cap Value                         $  161              $0           $0
(Institutional)6
Mid Cap Value                         $   77              $0           $0
(Investor)6

4 Commenced operations January 2, 1997.
5 Commenced operations January 16, 1997.
6 Commenced operations June 2, 1997.

         Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund's shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company's directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.

         Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

ADMINISTRATIVE SERVICES AGENT


         Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated June 25, 1999, between the Company and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the average daily net assets of the Institutional Class. PDI is currently waiving fees in excess of
 .03% of each Fund's average daily net assets. For the fiscal years ended August 31, 1999 and August 31, 1998, PDI received administrative services fees from the Institutional Class of the Funds below as follows:

                                       ADMINISTRATIVE SERVICES
FUND                                     FEES (AFTER WAIVERS)         WAIVERS
----                                    -----------------------     -----------
FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                             $ 4,158              $ 16,630
Market Neutral 1                                 $   219              $    874
Large Cap Value                                  $20,836              $ 83,346
Mid Cap Value                                    $38,745              $154,978
Micro Cap Value                                  $   365              $  1,458

PERIOD MAY 29, 1998 THROUGH AUGUST 31, 1998

Bond                                             $ 3,155              $  9,524
Large Cap Value                                  $24,042              $  6,662
Mid Cap Value                                    $13,741              $ 44,606
Micro Cap Value 2                                $    69              $  2,277


1 Commenced operations November 17, 1998.
2 Commenced operations July 1, 1998.

                             PORTFOLIO TRANSACTIONS


         Subject to policies established by the Board of Directors and applicable rules, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Boston Partners seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Boston Partners generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Boston Partners may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Boston Partners. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Boston Partners under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Boston Partners determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Boston Partners to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.


         The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years:


FUND                     1999             1998          1997
----                     ----             ----          ----
Bond 1                  $    665        $    804         N/A
Market Neutral 2        $ 19,409             N/A         N/A
Large Cap Value 3       $211,118        $165,408         N/A
Mid Cap Value 4         $790,052        $326,951         N/A
Micro Cap Value 5       $  3,631             N/A         N/A


1 Commenced operations December 30, 1997.
2 Commenced operations November 17, 1998.
3 Institutional class commenced operations January 2, 1997 and Investor Class commenced operations on January 16, 1997.
4 Commenced operations June 2, 1997.
5 Commenced operations July 1, 1998.


         The Funds are required to identify any securities of the Company's regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year.
As of August 31, 1999, the following Funds held the following securities:


FUND                           SECURITY                 VALUE
----                           --------                 -----
Bond                             None                  $      0
Market Neutral           Goldman Sachs Group, Inc.     $ 11,963
Large Cap Value            Morgan Stanley & Co.        $257,437
Mid Cap Value                    None                  $      0
Micro Cap Value                  None                  $      0


         Investment decisions for each Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions.

However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

                       PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

         The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Funds based on the value of each Fund's net assets on August 31, 1999 and each Fund's Institutional and Investor Shares outstanding on such date is as follows:

INSTITUTIONAL CLASS
                                               MARKET         LARGE CAP         MID CAP        MICRO CAP
                               BOND            NEUTRAL          VALUE            VALUE           VALUE
                            -----------        --------      -----------      ------------     ---------
Net assets                  $12,041,031        $940,793      $53,111,553      $173,223,501      $1,308,557

Outstanding shares            1,280,021          99,500        4,388,660        15,100,118         150,988

Net asset value per share   $      9.41          $ 9.46      $     12.24      $      11.47      $     8.67

Maximum sales charge                 --              --               --                --              --

Maximum offering
  price to public           $      9.41          $ 9.46      $     12.24      $      11.47      $     8.67

INVESTOR CLASS
                                               MARKET         LARGE CAP         MID CAP        MICRO CAP
                               BOND            NEUTRAL          VALUE            VALUE           VALUE
                            -----------        --------      -----------      ------------     ---------
Net assets                  $   188,379        $230,714      $ 1,637,506      $  2,762,170      $  292,973

Outstanding shares               19,900          24,477          132,520           242,821          33,859

Net asset value per share   $      9.47          $ 9.43      $     12.36      $      11.38      $     8.65

Maximum sales charge                 --              --               --                --              --

Maximum offering
  price to public           $      9.47          $ 9.43      $     12.36      $      11.38      $     8.65

                               VALUATION OF SHARES

         The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         The Funds may from time to time advertise "average annual total return." Each Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                  P (l+T)n=ERV




         Where :  T       =         average annual total return;

                ERV       =         ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                   P      =         hypothetical initial payment of $1,000; and

                    n     =         period covered by the computation, expressed
                                    in years.


         And when solving for T:

                                 ERV 1/n
                           T = [(-------) -1]
                                   P


         The Funds, when advertising "aggregate total return," compute such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                              ERV
                  Aggregate Total Return             T = [(-------) -    1]
                                                               P

         The calculations are made assuming that: (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (2) all recurring fees charged to all shareholder accounts are included; and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         Calculated according to the SEC Rules, the average annual total returns for the Funds for the fiscal years ending August 31, 1999, 1998 and 1997 were as follows:


                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    ---------------------------
FUND                                                INSTITUTIONAL      INVESTOR
----                                                -------------      --------
FOR THE FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                                    3.10 %           2.85 %
Market Neutral 1                                       (5.40)%          (5.70)%
Large Cap Value                                        10.67 %           9.85 %
Mid Cap Value                                           6.97 %           6.84 %
Micro Cap Value                                       (11.48)%         (11.66)%


FOR THE FISCAL YEAR ENDED AUGUST 31, 1998

Large Cap Value                                          6.97%           5.75%
Mid Cap Value                                           (3.16%)         (3.19%)

FOR THE FISCAL YEAR ENDED AUGUST 1997

Large Cap Value 2                                       24.60%          22.06%
Mid Cap Value 3                                         10.10%          10.10%

1 Commenced operations November 17, 1998.
2 The Institutional Class commenced operations January 2, 1997 and the Investor Class commenced operations January 16, 1997.
3 The Mid Cap Value Fund commenced operations June 2, 1997.

         Calculated according to the above formula, the aggregate total returns for the Funds were as follows:


                                                      AGGREGATE TOTAL RETURN
                                                    --------------------------
FUND                                                INSTITUTIONAL     INVESTOR
----                                                -------------     ---------
FOR THE FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                                     0.42 %         0.17 %
Market Neutral                                          (5.40)%        (5.70)%
Large Cap Value                                         17.12 %        16.86 %
Mid Cap Value                                           21.08 %        20.81 %
Micro Cap Value                                         13.78 %        13.37 %


FOR THE FISCAL YEAR ENDED AUGUST 31, 1998

Bond                                                      4.79%          4.63%
Large Cap Value                                          11.85%          9.51%
Mid Cap Value                                            (3.92%)        (3.96%)

FOR THE FISCAL YEAR ENDED AUGUST 31, 1997

Large Cap Value                                          24.60%         22.06%
Mid Cap Value                                            10.10%         10.10%

         Investors should note that the total return figures are based on historical earnings and are not intended to indicate future performance.

                                      TAXES

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that a Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Funds may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of its dividends paid to any shareholder: (1) who has provided either an incorrect tax identification number or no number at all;
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."



                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Classes QQ, RR, SS, TT, UU, VV, WW, DDD, EEE, III and JJJ constitute the Fund's described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------

A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------

U                                             500             Janney (N.Y. Money)                        100
V                                             500             Select (Money)                             700
W                                             100             Beta 2 (Municipal Money)                     1
X                                              50             Beta 3 (Government Money)                    1
Y                                              50             Beta 4 (N.Y. Money)                          1
Z                                              50             Principal Class (Money)                    700
AA                                             50             Gamma 2 (Municipal Money)                    1
BB                                             50             Gamma 3 (Government Money)                   1
CC                                             50             Gamma 4 (N.Y. Money)                         1
DD                                            100             Delta 1 (Money)                              1
EE                                            100             Delta 2 (Municipal Money)                    1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                   1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                         1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                            1
II                                            100             Epsilon 2 (Municipal Money)                  1
JJ                                            100             Epsilon 3 (Government Money)                 1
KK                                            100             Epsilon 4 (N.Y. Money)                       1
LL                                            100             Zeta 1 (Money)                               1
MM                                            100             Zeta 2 (Municipal Money)                     1

NN                                            100             Zeta 3 (Government Money)                    1
OO                                            100             Zeta 4 (N.Y. Money)                          1
PP                                            100             Eta 1 (Money)                                1
QQ (Boston Partners Institutional
Large Cap)                                    100             Eta 2 (Municipal Money)                      1
RR (Boston Partners Investors Large
Cap)                                          100             Eta 3 (Government Money)                     1
SS (Boston Partners Advisor Large
Cap)                                          100             Eta 4 (N.Y. Money)                           1
TT (Boston Partners Investors Mid
Cap)                                          100             Theta 1 (Money)                              1
UU (Boston Partners Institutional
Mid Cap)                                      100             Theta 2 (Municipal Money)                    1
VV (Boston Partners Institutional
Bond)                                         100             Theta 3 (Government Money)                   1
WW (Boston Partners Investors Bond)
                                              100             Theta 4 (N.Y. Money)                         1
XX (n/i numeric Larger Cap)                    50                                                          1

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                  MISCELLANEOUS

COUNSEL


         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.


INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.


                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                         SCHNEIDER SMALL CAP VALUE FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999

            This Statement of Additional Information provides supplementary information pertaining to shares (the "Shares") representing interest in the Schneider Small Cap Value Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Schneider Small Cap Value Fund Prospectus, dated December 1, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained from RBB by calling toll-free (888) 520-3277.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
FUND HISTORY AND CLASSIFICATION................................................2
INVESTMENT STRATEGIES..........................................................2
DIRECTORS AND OFFICERS........................................................ 9
DIRECTORS' COMPENSATION ......................................................11
INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS..................12
PORTFOLIO TRANSACTIONS........................................................15
PURCHASE AND REDEMPTION INFORMATION...........................................16
TELEPHONE TRANSACTION PROCEDURES..............................................16
VALUATION OF SHARES...........................................................17
PERFORMANCE AND YIELD INFORMATION.............................................18
TAXES.........................................................................19
ADDITIONAL INFORMATION CONCERNING RBB SHARES..................................19
MISCELLANEOUS.................................................................21
FINANCIAL STATEMENTS .........................................................22
CONTROL PERSONS ..............................................................22
APPENDIX A...................................................................A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         FUND HISTORY AND CLASSIFICATION


         The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988. This statement of additional information pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus dated December 1, 1999.


            Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                              INVESTMENT STRATEGIES

            The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

ADDITIONAL INFORMATION ON FUND INVESTMENTS.

            LENDING OF FUND SECURITIES. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

            Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Schneider Capital Management Company (the "Adviser"), to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.

            INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

            REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

            REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

            U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are. U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

            The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

            HEDGING INVESTMENTS. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

            FUTURES CONTRACTS. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500 Stock Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures stategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its assets in futures contracts.

            OPTIONS ON FUTURES. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

            The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the efects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

            Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the furures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contracts and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investemnts, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investemnts.

            There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

            BANK AND CORPORATE OBLIGATIONS. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

            The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of the comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

            COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

            RULE 144A SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act"), as amended, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


            FOREIGN SECURITIES. The Fund may invest in foreign securities, either directly or indirectly through American Depository Receipts and European Depository Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser's ability to sell the securities.


            Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

FUNDAMENTAL INVESTMENT LIMITATIONS.

            RBB has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio. The Fund may not:

            1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

            2. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

            3. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

            4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

            5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

            6. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

            7. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

            8. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

            (For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

            The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

            Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

            Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless permitted under the 1940 Act.

                             DIRECTORS AND OFFICERS

            The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                      POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                      ------------------                -----------------------

Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE  19809                                                             and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.



*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).


Francis J. McKay - 64                           Director                          Since 1963,  Executive Vice  President,  Fox
Fox Chase Cancer Center                                                           Chase Cancer Center (biomedical  research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102


                                       -9-



Donald van Roden - 75                           Director and Chairman of the      Self-employed businessman.  From February
1200 Old Mill Lane                              Board                             1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus, Immaculata College;
                                                                                  President or Vice President and Treasurer
                                                                                  of various investment companies advised by
                                                                                  subsidiaries of PNC Bank Corp. (1981-1997);
                                                                                  Treasurer of Chestnut Street Exchange Fund; Vice
                                                                                  President and Treasurer of Independence Square
                                                                                  Income Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

Morgan R. Jones - 60                            Secretary                         Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Education
One Logan Square                                                                  Dynamics, Inc.; Secretary, Petroferm, Inc.
18th & Cherry Streets
Philadelphia, PA  19103


         * Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of
RBB, as that term is defined in the 1940 Act.



            Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.


            Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

            Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.

            RBB currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                             DIRECTORS' COMPENSATION
                             -----------------------
                                                                   TOTAL
                                          PENSION OR               COMPENSATION
                                          RETIREMENT               FROM
                                          BENEFITS    ESTIMATED    REGISTRANT
                            AGGREGATE     ACCRUED     ANNUAL       AND
                            COMPENSATION  AS PART     BENEFITS     FUND COMPLEX1
                            FROM          OF FUND     UPON         PAID
NAME OF PERSON/ POSITION    REGISTRANT    EXPENSES    RETIREMENT   TO DIRECTORS
------------------------    ----------    --------    ----------   ------------
Julian A. Brodsky,            $19,250       N/A          N/A         $19,250
Director
Francis J. McKay,             $16,750       N/A          N/A         $16,750
Director
Arnold M. Reichman,           $  0          N/A          N/A         $   0
Director
Robert Sablowsky,             $18,250       N/A          N/A         $18,250
Director
Marvin E. Sternberg,          $19,250       N/A          N/A         $19,250
Director
Donald van Roden,             $25,250       N/A          N/A         $25,250
Director and Chairman

----------------------

1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

            On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach is the Company's sole employee), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of the Adviser or the Distributor currently receives any compensation from the Company.

                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS

            ADVISORY AGREEMENT. Schneider Capital Management Company renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated September 1, 1998 (the "Advisory Agreement").

            The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for one other investment company registered under the 1940 Act, Impact Management Investment Trust. As of August 31, 1999, the Adviser managed approximately $500 million in assets. The Adviser is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

            The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. Schneider Capital Management Co. is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Advisor strives to act on them as soon as possible to generate above-average returns.

            The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of RBB's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.00% of the Fund's average daily net assets. Until December 31, 2000, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 1.10%. There can be no assurance that the Adviser will continue such waivers thereafter.

            The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by RBB to its directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of RBB; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio. Each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

            Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


            The Advisory Agreement was approved on January 21, 1998 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of such parties. The Advisory Agreement was approved by the initial shareholder of the Fund. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days' written notice to RBB. The Advisory Agreement terminates automatically in the event of its assignment. For the period from September 2, 1998 (commencement of operations) through August 31, 1999, the Fund paid advisory fees of $71,634 and the Adviser waived $71,634 and reimbursed the Fund $58,799.


            CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PFPC Trust Company (the "Custodian") serves as the custodian of the Fund's assets. The Custodian (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.

            PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund. PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.

            DISTRIBUTION AGREEMENT. Provident Distributors, Inc. ("PDI"), whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of June 25, 1999 (the "Distribution Agreement") entered into by PDI and RBB. No compensation is payable by RBB to PDI for distribution services with respect to the Fund.

            ADMINISTRATION AND ADMINISTRATIVE SERVICES AGREEMENTS. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated September 1, 1998 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, among other things, prepare and file (or assist in the preparation) of certain reports with the SEC and other regulatory agencies. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum monthly fee of $8,333.

            The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. For the period year ended August 31, 1999, PFPC received $51,725.

            PDI provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Agreement dated May 29, 1998 (the "Administrative Services Agreement"). Such services are provided subject to the supervision and direction of the Board of Directors of the Company.

            The Administrative Services Agreement provides that PDI shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the performance of services under the Agreement, except a loss resulting from willful misfeasance, negligence or reckless disregard of its duties and obligations thereunder.

            As compensation for its services to the Fund under the Administrative Services Agreement, PDI receives a monthly fee for the previous month calculated at the annual rate of .15% of the average daily net assets of the Fund. For the period year ended August 31, 1999, PDI received $2,150.

                             PORTFOLIO TRANSACTIONS

            Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.


            The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commmission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.


            For the fiscal year ended August 31, 1999, the Fund paid aggregate commissions of $106,710 to brokers on account of research services.

            The Fund expects that its annual portfolio turnover rate will not exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                       PURCHASE AND REDEMPTION INFORMATION

            You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

            Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

            The computation of the hypothetical offering price per Share of the Fund based on the value of the Fund's net assets on August 31, 1999 and the Fund's Shares outstanding on such date is as follows:

                         SCHNEIDER SMALL CAP VALUE FUND

Net Assets.........................................               $12,923,726

Outstanding Shares.................................                   716,341

Net Asset Value per Share..........................                     18.04

Maximum Offering Price to Public...................                     18.04

                        TELEPHONE TRANSACTION PROCEDURES

            RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

            The net asset value per share of the Fund is calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. A "Business Day" is any day that the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday and subsequent Monday when one of these holidays falls on Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the Fund's portfolio securities, cash and other assets, subtracting its actual and accrued liabilities, and dividing the result by the number of outstanding shares of the Fund. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

            In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.

                        PERFORMANCE AND YIELD INFORMATION

            TOTAL RETURN. The Fund may from time to time advertise its "average annual total return." The Fund computes such return separately for its shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                               P(1+T) n = ERV

         Where:  T   =   average annual total return;

                ERV  =   ending redeemable value of a hypothetical
                         $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                 P   =   hypothetical initial payment of $1,000; and

                 n   =   period covered by the computation, expressed in years.

And when solving for T:
                                   ERV 1/n
                               T= [(-------)-1]
                                     P


            For the period ended August 31, 1999, the Fund's average annual total return was $82.50.


            The Fund, when advertising its "aggregate total return," computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              ERV
Aggregate Total Return =   [(-----)-1]
                               P

            The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                                      TAXES

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Class YYY constitutes the Schneider Capital Small Cap Value Class described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Micro Cap)                    100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Micro Cap)                                  100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Market Neutral)               100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Market Neutral)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Investment
                                                              Management Institutional Small              100
                                                              Cap Growth)
Q                                             100             Class OOO (Bogle Investment
                                                              Management Investors Small Cap              100
                                                              Growth)
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                      1
X                                              50             Beta 3 (Government Money)                     1
Y                                              50             Beta 4 (N.Y. Money)                           1
Z                                              50             Principal Class (Money)                     700
AA                                             50             Gamma 2 (Municipal Money)                     1
BB                                             50             Gamma 3 (Government Money)                    1
CC                                             50             Gamma 4 (N.Y. Money)                          1
DD                                            100             Delta 1 (Money)                               1
EE                                            100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)                     50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                        50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Mid Cap)                       50             Epsilon 1 (Money)                             1
II                                            100             Epsilon 2 (Municipal Money)                   1
JJ                                            100             Epsilon 3 (Government Money)                  1
KK                                            100             Epsilon 4 (N.Y. Money)                        1
LL                                            100             Zeta 1 (Money)                                1
MM                                            100             Zeta 2 (Municipal Money)                      1
NN                                            100             Zeta 3 (Government Money)                     1
OO                                            100             Zeta 4 (N.Y. Money)                           1
PP                                            100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                             Eta 2 (Municipal Money)                       1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Eta 3 (Government Money)                      1
Cap)                                          100
SS (Boston Partners Advisor Large                             Eta 4 (N.Y. Money)                            1
Cap)                                          100
TT (Boston Partners Investors Mid                             Theta 1 (Money)                               1
Cap)                                          100
UU (Boston Partners Institutional                             Theta 2 (Municipal Money)                     1
Mid Cap)                                      100
VV (Boston Partners Institutional                             Theta 3 (Government Money)                    1
Bond)                                         100
WW (Boston Partners Investors Bond)           100             Theta 4 (N.Y. Money)                          1
XX (n/i numeric Larger Cap)                    50

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select
(Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market and Portfolios.

            RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

            Holders of shares of the Fund will vote in the aggregate on all matters. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

            Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).

                                  MISCELLANEOUS

            COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as counsel to RBB and the non-interested directors.

            INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as RBB's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.

                              FINANCIAL STATEMENTS


            The Funds' annual report for the fiscal period ended August 31, 1999 has been filed with the Securities and Exchange Commission. The financial statements in such annual report are incorporated herein by reference into this Statement of Additional Information. The financial statements included in the annual report for the Fund for the fiscal period ended August 31, 1999 have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP ("Pricewaterhouse"), whose report thereon also appears and is incorporated herein by reference. The financial statements in such annual report have been incorporated herein on reliance upon such report given upon the authority of such film as experts in accounting and auditing. Copies of the annual report may be obtained by calling toll-free (888) 261-4073.


                                 CONTROL PERSONS

            As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          7.40%
                                      27 Muchmore Road
                                      Harrison, NY 10528-1109
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.349%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096
------------------------------------- ------------------------------------------------------- ------------------------
                                      Marian E. Kunz                                          15.602%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031
------------------------------------- ------------------------------------------------------- ------------------------
                                      Karen M. McElhinny and Contribution Account             8.227%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506
------------------------------------- ------------------------------------------------------- ------------------------
                                      Luanne M. Garvey and Robert J. Garvey                   15.438%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Robert Estrada and Shirley Ann Estrada             5.260%
                                      1700 Raton Dr.
                                      Arlington, TX 76018
------------------------------------- ------------------------------------------------------- ------------------------
                                      Dominic and Barbara Pisciotta and Successors in Tr.     12.785%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303
------------------------------------- ------------------------------------------------------- ------------------------
                                      Michael W. Preble                                       7.456%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224
------------------------------------- ------------------------------------------------------- ------------------------
                                      Anthony K. Bailey and                                   5.085%
                                      Laura A. Bailey
                                      5819 E. 35th Street
                                      Tuscon AZ 85711
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Saxon and Co.                                           65.047%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.                                           34.953%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
CASH PRESERVATION                     Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, MO 63021-6066
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Koehler and                                        5.800%
                                      Suzanne Koehler
                                      JT TEN WROS
                                      3925 Bower St.
                                      St. Louis, MO 63116
------------------------------------- ------------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                10.649%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Emerging Growth Fund                     21.770%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Growth & Income Fund                     6.831%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust Small Company Growth Portfolio     12.161%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Trust-International Equity Portfolio     15.203%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------

                                      Warburg Pincus Japan Growth Fund                        5.365%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       12.823%
                                      Japan Small Company Fund
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
                                      Warburg Pincus Institutional Fund                       6.290%
                                      International Equity Portfolio
                                      Attn: Joe Gajewski/PFPC Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809
------------------------------------- ------------------------------------------------------- ------------------------
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                11.431%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Gerald T. Reilly                                        11.249%
                                      TRST RCAB Collective Investors Partnership
                                      U/A DTD 9/19/95 2121  Commonwealth  Avenue
                                      Brighton, MA 02135
------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and                         9.068%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009
------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security                        17.814%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209
------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.515%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.                             43.606%
                                      Trst. Sargent & Lundy Retirement Trust
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122
------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation                         6.333%
                                      c/o Nancy Head
                                      DTD. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Equity Investment Portfolio LP                     7.965%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477
------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP FUND                      Charles Schwab & Co. Inc.                               20.546%
                                      Special Custody Account for the
                                      Exclusive Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                       7.177%
                                      For the Exclusive Benefit of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299
------------------------------------- ------------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                57.838%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      FTC & Co.                                               10.526%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     54.161%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------



------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Yale University                                         26.939%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST   Shady Side Academy Endowment                            5.631%
SHARES                                423 Fox Chapel Rd.
                                      Pittsburgh, PA 15238
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              7.311%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                       17.122%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                9.643%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186
------------------------------------- ------------------------------------------------------- ------------------------
                                      US Bank National Association                            17.536%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                  16.644%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675
------------------------------------- ------------------------------------------------------- ------------------------
                                      James B. Beam                                           5.206%
                                      Trst World Publishing Co. Pft Shr Trust
                                      P.O. Box 1511
                                      Wenatchee, WA 98807
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               66.397%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Jupiter & Co.                                           6.380%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    MAC & CO.                                               5.642%
INST. SHARES                          A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      John M. Pontius, Jr.                                    6.234%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.                                               7.976%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Northern Trust Company                              5.046%
                                      FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123
------------------------------------- ------------------------------------------------------- ------------------------
                                      Norwest   Bank   Minnesota                              5.194%
                                      FBO McCormick & Co.
                                      PEN-BOSTON A/C 12778825
                                      P.O. Box 1533
                                      Minneapolis, MN 55480
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            17.061%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co. Inc.                               47.450%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------

------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       26.464 %
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Chiles Foundation                                       8.499%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           53.382%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
                                      The Roman Catholic Diocese of                           11.654%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       Desmond J. Heathwood                                    8.329%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Mgmt. L. P.                       65.889%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
                                      Wayne Archambo                                          6.622%
                                      42 DeLopa Circle
                                      Westwood, MA 02090
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      David M. Dabora                                         6.622%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Financial Services Corp.                       29.153%
 MICRO CAP VALUE                      For the Exclusive Bene. of our Customers
 FUND- INVESTOR                       Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                              25.078%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104
------------------------------------- ------------------------------------------------------- ------------------------
                                      Scott J. Harrington                                     36.112%
                                      54 Torino Ct.
                                      Danville, CA 94526
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.690%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810
------------------------------------- ------------------------------------------------------- ------------------------
                                      Thomas Lannan and Kathleen Lannan                       89.987%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655
------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 13.637%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      SCM Retirement Plan                                     5.466%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087
------------------------------------- ------------------------------------------------------- ------------------------
                                      Ronald L. Gault                                         5.399%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450
------------------------------------- ------------------------------------------------------- ------------------------
                                      John Frederick Lyness                                   12.964%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901
------------------------------------- ------------------------------------------------------- ------------------------
                                      Mark Shevitz                                            7.206%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760
------------------------------------- ------------------------------------------------------- ------------------------

                  As of Novemeber 17, 1999, directors and officers as a group owned less than one percent of the shares of the Company.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.